ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 28th day of April, 2010, among RWT Holdings, Inc., a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wells Fargo Bank, N.A., a national banking association (“Assignee”), not in its individual capacity but solely as trustee under a Pooling Agreement dated as of April 1, 2010 (the “Pooling Agreement”), and CitiMortgage, Inc., a New York corporation (“Citicorp”).

In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by Citicorp (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns  pursuant to the Master Mortgage Loan Purchase and Servicing Agreement dated as of March 1, 2010, between Assignor and Citicorp (the “Purchase and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Purchase and Servicing Agreement as modified or supplemented by this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as "Purchaser" (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as "Purchaser" (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

3.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement), by all of the terms, covenants and conditions of the Purchase and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and Citicorp all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans.

4.  Citicorp hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the "Purchaser" under the Purchase and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and Citicorp as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to Citicorp with respect to the Purchase and Servicing Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase and Servicing Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and Citicorp that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and Citicorp that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.            Citicorp warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Citicorp is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Purchase and Servicing Agreement;

(c)            Citicorp has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Citicorp’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Citicorp’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Citicorp is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Citicorp or its property is subject.  The execution, delivery and performance by Citicorp of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Citicorp.  This Agreement has been duly executed and delivered by Citicorp and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Citicorp enforceable against Citicorp in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Citicorp in connection with the execution, delivery or performance by Citicorp of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Citicorp Representations and Warranties

9.           Pursuant to Section 5.05(b)(i) of the Purchase and Servicing Agreement, Citicorp hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Section 6.01 of the Purchase and Servicing Agreement as of the related Closing Date and (b) the representations and warranties set forth in Section 6.02 of the Purchase and Servicing Agreement as of the date hereof, as if such representations and warranties were set forth herein in full; provided, however, that the representation and warranty set forth in Section 6.01(cc) of the Purchase and Servicing Agreement is deleted in its entirety and replaced with the following:

Except with respect to interest-only Mortgage Loans, principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  With respect to each Fixed Rate Mortgage Loan, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest in arrears, providing for full amortization following any interest only period, if applicable, by maturity over a scheduled term of not more than thirty (30) years.  With respect to each Adjustable Rate Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments which are changed on each Adjustment Date to an amount which will fully amortize the unpaid principal balance of the Mortgage Loan over its remaining term at the Mortgage Interest Rate following any interest only period, if applicable.  The Mortgage Note does not permit negative amortization.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Depositor and Assignee shall be entitled to all the remedies under the Purchase and Servicing Agreement.

Recognition of Assignee

10.           From and after the date hereof, subject to Sections 12 and 13 below, Citicorp shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans in accordance with the Purchase and Servicing Agreement, as if Assignee and Citicorp had entered into a separate purchase and servicing agreement for the servicing of the Mortgage Loans in the form of the Purchase and Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of Assignor, Depositor, Citicorp and Assignee that this Agreement will constitute a separate and distinct servicing agreement, and the entire agreement, between Citicorp and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

11.           The Mortgage Loans shall be serviced by Citicorp for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Assignor's Continuing Rights and Responsibilities

12.           (a)            Citicorp agrees and acknowledges that Redwood Trust, Inc., an Affiliate of the Depositor, in its capacity as Controlling Holder pursuant to the Pooling Agreement, and for so long as it is the Controlling Holder, will assume all of Purchaser's rights and all related responsibilities of the Purchaser under each of the following sections of the Purchase and Servicing Agreement:

Purchase and Servicing Agreement:

Section	Matter

6.03 (a), (b) and (c)	Remedies for Breach of Representations and Warranties.

6.04	Early Payment Default Repurchases

10.01, 2nd, 5th and 6th ¶'s	Servicer to Act as Servicer.

10.17, 2nd, 6th and 7th ¶	Title, Management and Disposition of REO Property.

12.04	Right to Examine Servicer Records

12.05	Seller Shall Provide Access/Information as Reasonably Required.

15.02, 2nd and 3rd sentences	Termination of Servicer without cause

(b)            Notwithstanding Sections 1 and 10 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase and Servicing Agreement listed below:

Purchase and Servicing Agreement:

Section	Matter
6.05	Purchase Price Protection

10.18	Regulation AB

(c)            In addition, Citicorp agrees to furnish to Assignor copies of reports, notices, statements and other communications required to be delivered to the Assignee by Citicorp pursuant to any of the sections of the Purchase and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Purchase and Servicing Agreement:

Section

10.14	Transfer of Accounts.

11.02	Statements to Purchaser.

Subsection 1.04 of Exhibit M	Servicer Compliance Statement.

Subsection 1.05 of Exhibit M	Report on Assessment of Compliance and Attestation.

(d)           If any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling Agreement, then:

(i)           all rights and responsibilities assumed by the Controlling Holder pursuant to Section 12(a) shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under the following provisions shall terminate in their entirety as to the Mortgage Loans:  (A) the last sentence of the 5th paragraph of Section 10.01 (Servicing Advances in excess of $25,000), (B) all review and approval rights of the Purchaser set forth in the second paragraph of Section 10.01, (C) the second sentence of the 6th paragraph of Section 10.01 (environmental inspection reports  and related foreclosure decisions), (D) the third sentence of the second paragraph of Section 10.17 (REO disbursements in excess of $25,000) and (E) the second and third sentences of Section 15.02 (termination of Servicer without cause); and

(ii)           all obligations of Citicorp under Section 12(c) shall terminate.

Assignor will provide thirty (30) days notice to Citicorp of any such termination.

Amendments to Purchase and Servicing Agreement

13.          The parties agree that the Purchase and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.  The definitions of "Opinion of Counsel," “Repurchase Price” and "Stated Principal Balance" set forth in Section 1.01 of the Purchase and Servicing Agreement shall be amended, to read in its entirety as follows (capitalized terms not defined in the Purchase and Servicing Agreement to be as defined as specified on Attachment 3):

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor, the Seller, the Servicer or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of such Mortgage Loan, without giving effect to any Servicing Modification, plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor up to the Due Date following the date of repurchase, less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with the Purchase and Servicing Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates as a single class.

If the Controlling Holder notifies the Servicer that it intends to purchase a Mortgage Loan that has been Delinquent for 120 days or more pursuant to the Pooling Agreement, the Servicer will assess the proposed purchase in the same manner as it would assess whether to do a short sale. If the proposed purchase price equals or exceeds the price at which a short sale would otherwise be effected, the Servicer shall permit such purchase.a

(c)           Restrictions on Subservicing Agreement Changes.  The Servicer shall not make any amendments to any Subservicing Agreement or enter into a different form of Subservicing Agreement pursuant to Section 10.02 of the Purchase and Servicing Agreement if any such amendment or form is not consistent with or violates the provisions of the Purchase and Servicing Agreement, or if such amendment or form could be reasonably expected to be materially adverse to the interests of Purchaser.

(d)           Segregated Custodial Account.  In addition to the requirements of Section 10.09 of the Purchase and Servicing Agreement, the Servicer shall establish and maintain a Custodial Account titled “Citimortgage, Inc., in trust for Wells Fargo Bank, N.A., as trustee of the Sequoia Mortgage Trust 2010-H1”  (the “2010-H1 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes.  If the short-term credit rating of the depository where the 2010-H1 Custodial Account is established is downgraded below "P-1" by Moody's Investors Service, Inc., the Servicer shall transfer the 2010-H1 Custodial Account to another depository having a short-term credit rating that is no lower than " P-1" by Moody's.

(e)            Termination of Servicing Upon Purchase of All Mortgage Loans.  When the outstanding principal balance of the Mortgage Loans is less than ten percent (10%) of the outstanding principal balance of the Mortgage Loans as of the date of this Agreement, the Servicer may terminate this Agreement by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Sequoia Mortgage Trust 2010-H1, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title to such underlying property has been acquired if such fair market value is less than such unpaid principal balance) on the day of repurchase, plus accrued interest thereon, to, but not including, the first day of the month in which such repurchase price is distributed; provided, that the purchase price set forth above shall be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under the Pooling Agreement as a REMIC.   The Servicer shall provide to the Purchaser not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 13(e), and shall provide the plan of liquidation required to effect a "qualified liquidation" under the REMIC Provisions and otherwise cause the termination of the Trust Fund to be a "qualified liquidation" under the REMIC Provisions.   In connection with such termination, the Servicer shall provide an Opinion of Counsel to the Purchaser confirming that the termination is a "qualified liquidation" under the REMIC provisions.

(f)            Shorter Cure Period for Failure to Provide Distribution Data.   An additional “Event of Default” shall be listed in Section 14.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Assignee the data set forth in Exhibit J pursuant to the first paragraph of Section 11.02 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Assignee;

(g)           Exhibit P Form of Notice of Sale.  Exhibit P, Form of Notice of Sale, shall be replaced in its entirety with Exhibit P to this Agreement.

(h)           REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1.01 of the Purchase and Servicing Agreement (capitalized terms not defined in the Purchase and Servicing Agreement to be as defined in the Pooling Agreement):

REMIC Provisions:   Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)           The following paragraph shall be added to the end of Section 10.17, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling Agreement (the "Trust"), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(i)           Addition of Co-op Loan Document Description to Exhibit H.  The following paragraph shall be appended to the end of Exhibit H:

8.  With respect to each Mortgage Loan that is secured by a first lien on and a perfected security interest in Co-op Shares and the related Proprietary Lease (as such terms are defined below) granting exclusive rights to occupy the related co-op unit in the building owned by the related co-op corporation, in lieu of delivering the documents listed above the Seller shall deliver the following documents to the Purchaser or its designee:

(i)              the original Mortgage Note together with any applicable riders, endorsed in blank, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements;

(ii)             the original security agreement;

(iii)            the original lease on a co-op unit evidencing the possessory interest of the owner of the Co-op Shares in such co-op unit (the "Proprietary Lease") and an original assignment of the Proprietary Lease in blank;

(iv)            the original recognition agreement;

(v)             the original stock certificate representing the shares of stock issued by a co-op corporation and allocated to a co-op unit (the "Co-op Shares") and original stock power in blank;

(vi)            the original UCC-1 financing statement with evidence of filing; and

(vii)           the original UCC-3 assignment in blank.

(j)           Form of Monthly Report.  The Servicer shall provide monthly reports to the Purchaser pursuant to Section 11.02 of the Purchase and Servicing Agreement in the format attached hereto as Exhibit J, which shall replace, in its entirety, Exhibit J to the Purchase and Servicing Agreement, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(k)         Change to Definition of Eligible Investments.  Clauses (ii), (iv), (v) and (vii) of the definition of "Eligible Investments" shall be amended and replaced, to read in its entirety as follows:

(ii)            (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt or at least "P-1" with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iv)            securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or at least "P-1" with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)            commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated at least "P-1" by the Rating Agency at the time of such investment;

           (vii)            any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and which money market funds are rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt or at least "P-1" with respect to short-term obligations.

Miscellaneous

14.           All demands, notices and communications related to the Mortgage Loans, the Purchase and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of Citicorp,

CitiMortgage, Inc.
1000 Technology Drive, MS 55,
O’Fallon, Missouri 63368
Attention: Capital Markets

with a copy to

Investor Reporting Department, MS 313

(b)	In the case of Assignee,

Wells Fargo Bank, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention:  Corporate Trust Services – Sequoia Mortgage Trust 2010-H1

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94904
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

RWT Holdings, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94904
Attention: William Moliski

with a copy to

General Counsel at the same address

15.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

16.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

17.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or Citicorp may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Citicorp, respectively, hereunder.

18.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Purchase and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Purchase and Servicing Agreement.

19.          This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

20.          Redwood Trust, Inc., as the initial Controlling Holder under the Pooling Agreement, is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Citicorp hereby consents to such exercise and enforcement.

21.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A. (“Wells Fargo”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred and invested in it, and as directed in the Pooling Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as personal undertakings and agreements of or by Wells Fargo but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wells Fargo, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

22.          Citicorp shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account # 3970771416
Account Name:  SAS Clearing
FFC: Account #82375300, Sequoia Mortgage Trust 2010-H1 Distribution Account

23.          Citicorp acknowledges that the custodian will be Wells Fargo Bank. N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents under Section 5.03 of the Purchase and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  Citicorp shall provide the Custodian with the specimen signatures of Citicorp's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 5.03 of the Servicing Agreement, Citicorp shall pay shipping expenses for any Mortgage Loan Documents (a) if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Section 6.01 or 6.02 of the Purchase and Servicing Agreement or (b) if Citicorp has elected to terminate the Trust Fund pursuant to Section 13(e) of this Agreement.  In all other cases where Mortgage Loan Documents are required to be shipped to Citicorp in connection with the servicing thereof, the Depositor shall pay the related shipping expenses.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

RWT HOLDINGS, INC.
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

CITIMORTGAGE, INC.
Citicorp

By:
Name:
Title:

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

ATTACHMENT 2

MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

ATTACHMENT 3

ADDITIONAL DEFINED TERMS FROM POOLING AGREEMENT

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Independent:  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Purchase and Servicing Agreement.

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of April 1, 2010, among Wells Fargo Bank, N.A., as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and RWT Holdings, Inc., as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

1. Mortgage Paid in Full

2. Foreclosure

3. Substitution

4. Other Liquidation

5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:
(Authorized Signature)

Printed Name

Servicer Name:	CitiMortgage, Inc.

Ship To Address:	20 Commerce Drive, M.S. 470

O'Fallon, MO 63366

Phone:	636-240-4200

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT P

FORM OF NOTICE OF SALE
Notice of Sale of Ownership of Mortgage Loan

Under federal law, borrowers are required to be notified in writing whenever ownership of a mortgage loan secured by their principal dwelling is sold, transferred or assigned (collectively, “sold”) to a new creditor.  This Notice is to inform you that your prior creditor has sold your mortgage loan (see loan information below) to the new creditor identified below.

**NOTE: The new creditor identified below is not the servicer of your loan.  The servicer (identified below) acts on behalf of the new creditor to handle the ongoing administration of your loan, including the collection of mortgage payments.  Please continue to send your mortgage payments as directed by the servicer, and NOT to the new creditor.  Payments sent to the new creditor instead of the servicer may result in late charges on your loan and your account becoming past due.  Neither the new creditor nor the servicer is responsible for late charges or other consequences of any misdirected payment.

SHOULD YOU HAVE ANY QUESTIONS REGARDING YOUR LOAN, PLEASE CONTACT THE SERVICER USING THE CONTACT INFORMATION SET FORTH BELOW.  The servicer is authorized to handle routine inquiries and requests regarding your loan and, if necessary, to inform the new creditor of your request and communicate to you any decision with respect to such request. **

Please note that the sale of your loan to us may also result in a change of servicer.  If this occurs, you will receive a separate notice, required under federal law, providing information regarding the new servicer.

LOAN INFORMATION

Date of Loan:
Original Amount of Loan:
Date Your Loan was Sold to the New Creditor:
Prior Loan Number:
Current Loan Number:
Address of Mortgaged Property:

SERVICER INFORMATION

Name:
Mailing Address:
Telephone Number (Toll free):
Website:

Scope of responsibilities: The servicer is responsible for all ongoing administration of your loan, including receipt and processing of payments, resolution of payment-related issues, and response to any other inquiries you may have regarding your loan.

NEW CREDITOR INFORMATION

Please be advised that all questions involving the administration of your loan (including questions related to payments, deferrals, modifications or foreclosures) should be directed to the servicer at the number above and/or the agent (if any) of the new creditor identified below, and not to the new creditor.  The new creditor does not have access to information relating to the administration of your loan, and will not be able to answer most loan-related questions.

Name:	Sequoia Mortgage Trust 2010-H1
Mailing Address (not for payments):	c/o Wells Fargo Bank, N.A., as trustee
P.O. Box 98
Columbia, Maryland 21046
Telephone Number:	443-367-2897

Scope of responsibilities: As new creditor, the above-named trust holds legal title to your loan.  The trustee, on behalf of the new creditor, is authorized to receive legal notices and to exercise (or cause an agent on its behalf to exercise) certain rights of ownership with respect to your loan.

The transfer of the lien associated with your loan is, or in the future may be, recorded in the public records of the local County Recorder’s office for the county or local jurisdiction where your property is located.  If checked ☐, ownership of your loan is also recorded on the registry of the Mortgage Electronic Registrations System at 1818 Library Street, Suite 300, Reston, VA 20190.

Our rights and obligations as new creditor, and consequently our authority to respond favorably to your requests or inquiries, may be limited by the terms of one or more contracts related to the securitization of your loan.

EXHIBIT J
LAYOUTS FOR MONTHLY SERVICER REPORTS

Wells Fargo Bank, N.A.
Corporate Trust Services

Servicer File Load Requirements
for
Investor Reporting

Effective March 15, 2010

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

General Information

Whether the Servicer is new or existing to Wells Fargo, the Servicer must comply with Wells Fargo’s standards for Investor Reporting.  This package includes all the information the Servicer needs to know in order to meet the reporting requirements, including:

I.	File Delivery Requirements
II.	Loan Level File Reporting Requirements
III.	Summary Data Reporting Requirements
IV.	New Investor Requirements
V.	Service Provider Requirements
VI.	Monitoring File Status

Timing
Once the Servicer begins monthly reporting, reporting must be done in a timely and consistent manner. Wells Fargo recommends the Servicer take all necessary steps/actions to ensure that the Servicer reports and electronic files are delivered successfully to Wells Fargo’s Corporate Trust Services.  Servicer reports should be received no later than the required report due date specified in the servicing agreement. The Servicer shall deliver a complete and accurate file to the Master Servicer on or before the reporting due date.  A report is considered late if it is incomplete or not delivered by the Investor reporting due date.

Data Integrity
The Servicer shall deliver an accurate, complete and valid file by the reporting due date. The file format provided shall be consistent with the Investor Reporting standard format and guidelines that are defined in this document, as well as posted on the ServicerConnect website (www.ServicerConnect.com).

Communication of Reporting Changes
If there are any changes to the file requirements noted in the guidelines, Wells Fargo will provide a 60-90 day advance notification on the ServicerConnect website, prior to the effective date of the change.  The Servicer must make every effort to comply with the standard format, the naming conventions, and changes to the format that may be required.

Note:
These reporting requirements are subject to change. For the Servicers’ convenience, all current requirements are posted to the ServicerConnect website at www.ServicerConnect.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

I. File Delivery Requirements

ServicerConnect  — the preferred method of delivery for secure transfer of monthly reporting files
To help ensure the security of the data delivery, Wells Fargo offers the ServicerConnect  website at www.ServicerConnect.com. This site serves as Wells Fargo’s preferred method for file delivery for all Servicers’ monthly reporting. The Servicer shall deliver monthly reports in accordance with the Master Servicer’s preferred delivery method (currently via the ServicerConnect website). Under no circumstances shall the Master Servicer be responsible for obtaining the file from the Servicer’s website.

ServicerConnect  benefits
•	Provides 24/7, round-the-clock access
•	Available free of charge
•	Allows for manual entry of loan level data, as well as uploading of loan level files/reports, summary and supplemental files
•	Ensures a secure transfer of data using the industry standard’s Secure Socket Layer, 128-bit encryption. ServicerConnect satisfies the Privacy Act requirements for maintaining confidentiality of data.
•	Offers online help in navigating the site and using its various functions

Initial one-time ServicerConnect registration
To establish access and gain entry to a new Servicer library on ServicerConnect, the Servicer must complete the following one-time registration on the website:
•	Have all users from the Servicer Company who will be uploading and/or downloading files register on www.ServicerConnect.com by creating a User Id, Password, and Profile.
•	The Servicer will be notified via e-mail once approved.

ServicerConnect support
•	If the Servicer requires technical assistance with the performance of the site, or has password issues, please contact CTSLink customer service at ctslink.customerservice@wellsfargo.com.
•
If the Servicer requires help using the site’s many functions, please refer to the “Help” page on the ServicerConnect webpage or contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

•	If the Servicer is experiencing problems with loan data, please contact the appropriate Wells Fargo representative listed in the "Contact Us" page of the ServicerConnect webpage.

PERL Scripting
•
If there is an interest in an automated way to deliver files, a sample Perl script is available for the Servicer’s review and usage.  Customers may evaluate the script for usage and assume any risk associated with their decision to use it.  It is the customer’s responsibility to modify and test the script to ensure its effective use as well as the verification of complete and timely transmission.

•
Request for a copy of the sample Perl script should be made to CTSLink customer service via email at ctslink.customerservice@wellsfargo.com.  Please include “Request for Example Perl Script” in the subject line of the email.  The email should identify “ServicerConnect” as the system the Servicer wishes to script and also include a contact name, phone number, individual email address and the ServicerConnect User ID.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

II. Loan Level File Reporting Requirements

Loan level file reports delivered to Wells Fargo MUST meet the following requirements in order to ensure Servicer files load successfully through automated load processing:

1.	The file must have a standardized File Name (Refer to Section A)
•	Either use the Wells Fargo standard or a static name (it must remain consistent each month)
2.	The file must be a CSV or XLS file
3.	The file must comply with Wells Fargo standard requirements (Refer to Section C):
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook

A. Standard File Naming Convention Requirements

Wells Fargo requires a static Servicer file name that does not include special characters and cannot be greater than 30 characters. Delivering a consistent static file name from month to month will ensure the Servicer file will be recognized.

It may help to separate the Servicer loan level file from other reports.  Once the Servicer establishes the static file name, Wells Fargo will create a cross reference of the Servicer file name with an internal Wells Fargo file name.

If the Servicer file name delivered is not recognized to match the static file name established by the Servicer, the Servicer file will not automatically load through the Wells Fargo System.  The time required to process the Servicer file may also increase.

If at any time a Servicer file name needs to be created or the file naming convention needs to be changed, please contact ServicerConnect customer support at ServicerConnect@wellsfargo.com - as it is critical to the recognition of the file.

B. Standard File Format Requirements

The Servicer may choose to send the Servicer file in either one of the following two formats:

1.	Comma Separated Values (CSV)
2.	Excel (XLS). Note: Excel 2007 format (XLSX) is currently not supported.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

C. Standard File Layout Requirements

Standard File Layout Requirements must adhere to the following:
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook.

Please ensure that the standard loan level file layout requirements are met each month. Refer to Exhibit 1 for the Standard Loan Level File Layout.

If the Servicer is new to Wells Fargo Bank, N.A., Wells Fargo highly recommends the Servicer submit a test file layout before delivering files to ensure compliance with the requirements. To submit a test file or request an Excel template, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

D. Supplemental File Requirements

Supplemental File Types:

If the original file is incomplete or inaccurate then the Servicer may deliver a supplemental file. Notification is required when submitting a supplemental file to ensure the files get loaded successfully. A list of Wells Fargo representatives  is located in the "Contact Us" page of the ServicerConnect webpage.

1.	Revised Original File
A revised file is a file where the file format is the same as the original file format but data has been added or changed from the original file. The revised original file name however, should also be the same as the original file name.  Refer to Exhibit 1 for the Standard Loan Level File Layout.

2.	Prepayment Period Reporting
If required to report prepayment period activity, a mid-month prepayment period file is required in addition to a month-end file.  The mid-month file should only include the additional payment activity that was not originally included in the month end report.  This mid-month file should only include the loans with partial prepayments, full prepayments, or both as defined within the Servicer deal documents.  If there is no activity to report, the Servicer will be required to submit a mid-month file with no activity.  All fields must be in the exact order as defined in Exhibit 3.

3.	Regulation AB (REG AB)
Regulation AB (REG AB) is a directive that was published by the Securities & Exchange Commission (SEC) on December 22, 2004. The regulation is intended to enhance the detail and quality of information provided to investors of publicly traded asset-backed securities. Reg AB mandates that additional data elements, as applicable, be provided by Servicers in their standard monthly reports. The regulation can be found at http://www.sec.gov/rules/final/33-8518.htm.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

To comply with REG AB, Wells Fargo offers the Servicer two options for providing additional data elements:
1.	Include new data in the existing Standard Loan Level File Layout. (Exhibit 1)
2.	Include new data in a supplemental file provided with the Servicer Monthly Report File. (Exhibit 4)

No matter which option the Servicer selects, all data must be submitted at the same time.

4.	Modification File
Modifications are considered a change to the initial terms of a loan from what was originally established at closing.  Modifications are used as a form of loss mitigation by the Servicer to cure the delinquency of a borrower.

Wells Fargo offers the Servicer two options for providing modification elements:
1.	Include modification data in the existing Standard Loan Level File Layout (Exhibit 1)
2.	Include modification data in a supplemental file (Exhibit 5).

E. Transfer of Servicing Requirements

If the Servicer is considering a transfer of servicing requirements, please contact Wells Fargo’s Mortgage Backed Servicer Oversight Team via e-mail at SCTServicerComplianceTeam@wellsfargo.com. The Servicer must let us know at least 30 days prior to the transfer date in order for the Servicer Wells Fargo representative to assist the Servicer with this process.

Keep in mind that a complete transfer/merger or acquisition may include the following changes or requirements:

· A reassigned file name for reporting purposes
· A change in the Servicer method of reporting
· A new ServicerConnect Library
· A complete Servicer Eligibility Process (Only for New Servicers reporting to Wells Fargo)

Transfer Roles
The “TO” Servicer is the Servicer receiving the loans.
The “FROM” Servicer is the Servicer who is transferring the loans.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

III. Summary Data Reporting Requirements

In addition to a monthly loan level file, the Servicer is required to provide Wells Fargo Bank with a separate monthly Summary Report representing the total balances of the Loan Level detail on or before the reporting due date. This report should include all the summary totals for each investor listed on the loan level file. The summary page must match the loan level file that is being reported.

Note: If the Servicer uses a Service Provider, the provider may also supply a Summary Report for delivery to Wells Fargo.  For example, if the Servicer uses the Fidelity Service for the Loan Level etail, please use the Fidelity Summary Report #62C and submit it to Wells Fargo Bank via the ServicerConnect website.

A. Summary File Format Requirements

As long as the Servicer provides all the summary data required by Wells Fargo, the Servicer may choose to send us the Servicer Summary Data file, separate of the loan level file, in any one of the preferred four formats:
•	Excel
•	Text
•	Word
•	PDF

B. Summary File Layout Requirements

The Servicer has the option to provide summary data in one of the following two ways:
1.	Separate Summary Reports for each individual investor (i.e., 20 Investors, 20 reports); or
2.	One report with summary totals for All Investors; with one Investor on each row (i.e., 20 Investors, one report).

This package includes a sample Monthly Summary Report by Single Investor (Refer to Exhibit 2).
Upon request, Wells Fargo can provide a sample file layout by all Investors in an Excel spreadsheet format.

C. REG AB Requirements

Refer to Exhibit 2, section 3 for a sample REG AB Summary Report.

D. Summary File Naming Convention Requirements

Wells Fargo requires that, once the Servicer’s file name is established, the same name should be used consistently from one month to another, to be easily recognized.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

IV. New Investor Requirements

As the Servicer introduces new Investor numbers to the Wells Fargo reporting portfolio, the Servicer will need to decide if it is best to add the new Investor numbers to the existing file or create a new file.  In either case, the Servicer will need to contact the appropriate Wells Fargo representative to make sure that our records are updated with the newly-created file and that the files successfully load through our system.

Minimum Criteria for adding new Investor numbers to existing files
Whenever possible, reporting of new Investor numbers and loans should be added to the Servicer’s existing file(s), as long as it meets the following minimum criteria:

•
All reporting due dates in the file may include a range of dates (i.e., 1-15 or 16-30) that will be submitted by the earliest reporting due date on the file. (Multiple files may be necessary if the Servicer cannot deliver all Investor numbers by the earliest reporting due date on the file.)

•	All product types must be the same within each file (i.e., Act/Act, Sched/Sched, Sched/Act). Multiple files are required if you are sending more than one product type.

•	Each file must represent only Master Servicing contracts or Trustee contracts, but not both in one file.

•	The Servicer must consider Servicer location and/or other Servicer limitations.

Creating new files for new Investor numbers
Although adding new Investor numbers to existing files is preferred, there may be times when it is more appropriate to submit a separate file for the new Investor. For example:

•	If all of the minimum criteria above cannot be accommodated for the new Investor within an existing file, then the creation of a new file will be necessary for ongoing monthly reporting.

•
If the timing of the notification of the new Investor number does not allow to review the minimum criteria stated above, or takes place prior to the first month of reporting, then it may be necessary to submit a separate file. In the second month of reporting, a detailed review of the minimum criteria should take place with the Servicer’s Wells Fargo representative to determine whether to continue reporting a separate file or add the new Investor number to an existing file.

Note: It is critical that the Servicer contact the appropriate Wells Fargo representative to ensure the Servicer file is set up properly for it to be received and loaded successfully.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

V. Service Provider Requirements

Wells Fargo may accept the Servicer Master Servicing (Investor Reporting) files from a Service Provider. However, the Servicer should contact the appropriate Wells Fargo representative to confirm this arrangement.

When entering into a contract with a Service Provider, the Servicer may want to consider including terms regarding the need to be reasonably flexible on any future changes to the layout (such as reasonable turnaround times for making changes and who will bear the cost of those changes).

When using a Service Provider to create the monthly file(s), the Servicer must determine who will deliver the file(s) to Wells Fargo.
•	If the Servicer plans to deliver the file, follow the ServicerConnect instructions as outlined in this package.
•	If the Service Provider plans to deliver the file, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com to establish a delivery method.
•
If no adjustments are necessary, a duplicate file is not needed in any other format or delivery method. However, if an adjustment to the original file is needed, the Servicer will be responsible for delivering the adjusted file to Wells Fargo Bank via the ServicerConnect website.

While the requirements set forth in this package are Wells Fargo’s preference for reporting, Wells Fargo may consider other reporting layouts and summary report formats from Service Providers. Upon request, there may be times when Wells Fargo can accept an automatic delivery.  To discuss these options contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

Note: If the Servicer uses a Service Provider, the provider may also supply a Summary Report to the organization which may then be delivered via the ServicerConnect website.  For example, if the Servicer uses the Fidelity Service for the Servicer Loan Level Detail report, use the Fidelity Summary Report #62C and submit it to Wells Fargo Bank via the ServicerConnect website.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

VI. Monitoring File Status

File Monitoring Requirements:
Once loan level files have been uploaded to ServicerConnect the Servicer is able to manage and track the status of individual files that have been uploaded to the website.  The files are displayed on the File Status listing screen on www.ServicerConnect.com.  For additional assistance, please refer to the ServicerConnect User Manual accessible from the "Help" page of the ServicerConnect website.

A loan level file is successfully uploaded through automated processing when the loan level file receives an “Auto Transmission Complete” status.  If the Servicer is presented with a different status, such as “File Uploaded”, the Servicer should contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

File Status List:

Auto Transmission Complete:  For loan level files only, ServicerConnect recognizes the Servicer’s File Name. The loan level file was pushed through the automated load process.

File Uploaded:  The file was uploaded to the library but was not moved to load processing.  For any monthly file whose filename is not associated with this user’s approved Servicer numbers, the file will be stored but not automatically uploaded.  The library holds the file for 25 days, 20 days for larger libraries.  Please refer to Section II for Loan Level File Reporting Requirements.

Note:  Other statuses may be presented intermittently prior to receiving an “Auto Transmission Complete" or "File Uploaded" Status.

Upon request, Wells Fargo can provide a monthly report of files uploaded to a library. This report is provided at the end of the month, and includes at the minimum: uploader's name, file name, upload time and file status. To request this report, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 1: Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The Servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The Servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 6 for valid codes. Field cannot be null.	2
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_WAIVED	The prepayment penalty amount for the loan waived by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1
Plus the following applicable modification fields:
MOD_DATE	The first loan payment date on which the modified loan terms become effective. This field is required if any of the below fields are populated with a value.		Any valid date greater than loan origination date. (MM/DD/YYYY). If the loan is not modified this field should be blank.	10
CAPITALIZED_AMOUNT	The amount added to actual outstanding principal balance owed by the borrower due to a modification.	2	Must be a positive number. If not applicable this field should be blank.	11
TOTAL_SERVICING_ADVANCES	The total amount advanced by the Servicer for the loan modification, which can be comprised of Attorney Fees, Appraisal Fees, Inspection Fees, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
SERVICING_FEE_ADVANCES	The total amount of servicing fees for delinquent payments that has been advanced by the Servicer for the loan modification.	2	Must be a positive number. If not applicable this field should be blank.	11
ESCROW_ADVANCES	The total amount of escrow advances made by the Servicer on the loan modification, which can include insurance, taxes, mortgage insurance, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
INTEREST_ADVANCES	The total amount of Net interest that has been advanced by the Servicerfor the loan’s modification delinquent payments	2	Must be a positive number. If Interest Advances exist the loan must have either Capitalized Amount or Interest Forgiveness Amount associated with it. If not applicable this field should be blank.	11
MODIFIED_BEGINNING_BALANCE	The beginning principal balance that is owed by the borrower as of the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_INTEREST_RATE	The gross interest rate for the loan beginning on the Modification Effective Date per the modification agreement.	4	Must be a positive number. Max length of 6. If not applicable this field should be blank.	6
MODIFIED_P&I_AMOUNT	The total principal and interest payment due for the loan beginning on the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_BALLOON_AMOUNT	The balloon payment amount on the loan per the modification agreement.	2	Must be a positive number. If Modified Balloon is populated then Modified Balloon Amount cannot be null.	11
MODIFIED_BALLOON_DATE	The date on which the balloon payment is due per the modification agreement. The value in this field could be populated if a balloon payment is being created or changed through the modification of the loan.		Any valid date (MM/DD/YYYY) – Note: Cannot be beyond the final maturity date of loan. If Modified Balloon Amount has a value, Modified Balloon Date must have a value. If not applicable this field should be blank.	10
MODIFIED_MATURITY_DATE	The maturity date of the loan per the modification agreement.		Any valid date (MM/DD/YYYY) – If not applicable this field should be blank.	10
PRINCIPAL_FORGIVENESS	The total amount of principal due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank.	11
INTEREST_FORGIVENESS	The total amount of interest due that have been waived or forgiven by the Servicer per modification agreement.	2	Must be a positive number. If not this field should be blank	11
EXPENSE_FORGIVENESS	The total amount of expenses due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank	11
ARM_TO_FIXED_CONVERSION	Indicates if the loan is an adjustable rate mortgage (ARM) loan that has been converted to a fixed rate loan per the modification agreement; not through existing provisions of the original ARM parameters.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FIXED_TO_ARM_CONVERSION	Indicates if the loan is a fixed rate loan that has been converted to an adjustable rate mortgage (ARM) loan per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
IO_TO_FULLY_AMORTIZED_ CONVERSION	Indicates if the loan payments were comprised of interest only and have been converted to fully amortizing loan payments per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FULLY_AMORTIZED_TO_IO_ CONVERSION	Indicates if the loan payments were fully amortizing and have been converted to interest only payments.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
TEMPORARY_MODIFICATION	Indicates if the modified loan terms are in effect only for a specified time period, after which the original loan terms are reinstated.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
GRADUATED_RATE_OR_ PAYMENT_MODIFICATION	Indicates if the modified terms consist of graduated rates and/or payments for a loan, or if the loan’s previously existing graduated rate and/or payment schedule is being changed per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
MODIFIED_NEXT_PAYMENT_ ADJUST_DATE	The date on which the next payment adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_NEXT_INTEREST_ RATE_ADJUST_DATE	The date on which the next interest rate adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_ARM_PARAMETER	Indicates if the loan’s existing ARM parameters are changing (and it is remaining an ARM loan) per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null Value) it will be treated as “N”.	1
BORROWER_SEGMENTATION_ CODE	Indicates which segment a subprime ARM loan is classified under, based on the American Securitization Forum's Streamlined Foreclosure and Loss Avoidance Framework for Securitized Subprime Adjustable Rate Mortgage Loans. At this time, Servicers only need to report loans that are classified as “Segment 2”, which includes current loans where the borrower is unlikely to be able to refinance into any readily available mortgage industry product.		Must be populated with a 2 if the loan falls under the ASF streamlined foreclosure and loss avoidance framework for Modifications, otherwise the value should be blank. If Borrower Segmentation Code of “2” is reported, the population of “Modified Next Payment Adjustment Date” and Modified Next Interest Rate Adjust Date is required.	1
APPROVAL_FROM_OUTSIDE_ PARTY	If the governing documents require another party’s approval to allow additional modifications after the Modification Limit (as defined in the governing documents) has been exceeded.		Y/N Blank: Yes indicates that the required party’s approval of the modification has been obtained by the Servicer. No indicates that the approval has not be obtained. Blank indicates this field is not applicable.	1
NON-INTEREST_BEARING_ PRINCIPAL_DEFERRED_AMOUNT	The total amount of principal deferred by the modification. Deferred amounts are not subject to interest bearing accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON-INT_BEARING_DEFERRED_ INT_AND_FEES_AMT	The total amount of interest and expenses deferred by the modification that are not subject to interest accrual. Deferred amounts are not subject to interest accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
NON- INTEREST_BEARING_DEFERRED_ PAID_IN_FULL_AMOUNT	This value is to be reported when any principal forbearance loan modification either liquidates or is paid in full. This separate field is needed because most Servicers separately track the principal forbearance amount and thus the existing paid in full amount field will not work since it will incur interest on most Servicing systems and will only include the amount that is required to pay off the amortization balance.	2	Must be a positive number. If not applicable this field should be blank.	11
ACTUAL_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Actual Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the actual ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their actual ending balance.	2	Must be a positive number.	11
SCHEDULED_ENDING_ BALANCE_TOTAL_DEBT_OWED	Formerly the field named “Scheduled Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the scheduled ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their scheduled ending balance.	2	Must be a positive number.	11
Plus the following applicable GRM/GPM modification fields:
GRADUATED_DATE	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
GRADUATED_RATE	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4	Must be a positive number. If not applicable this field should be blank.	7
GRADUATED_PAYMENT	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2	Must be a positive number. If not applicable this field should be blank.	11
Plus the following applicable HAMP modification fields:
MONTHLY_PAYMENT_ REDUCTION_COST_SHARE	The subsidized payment from Treasury/FNMA to reimburse the investor for one half of the cost of reducing the monthly payment from 38% to 31% Front-End DTI. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
BORROWER_PAY-FOR- PERFORMANCE_SUCCESS _PAYMENTS	The amount paid to the servicer from U.S. Treasury/FNMA that reduces the principal balance of the interest bearing portion of the loan as the borrower stays current after modification. This amount is applied annually up to a maximum of $1,000 for up to five years. Reported for the related period as received by the servicer from FNMA. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
ONE-TIME_BONUS_INCENTIVE_ ELIGIBILITY	Y=Yes - The loan qualifies for the one-time bonus incentive payment of $1,500.00 payable to the mortgage holder subject to certain de minimis constraints.		Must be a value greater than zero. If not applicable this field should be blank.	3
ONE-TIME_BONUS_INCENTIVE_ AMOUNT	$1,500 paid to mortgage holders for modifications made while a borrower is still current on mortgage payments. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
HOME_PRICE_DEPRECIATION_ PAYMENTS	Amount payable to mortgage holders to partially offset probable losses from home price declines. This will be structured as a simple cash payment on each modified loan while the loan remains active in the program. Payments of accrued HPDP incentives will be made on an annual basis on each of the first anniversary and the second anniversary of the date on which the first trial period payment is due under the Trial Period Plan.	2	Must be a positive number. If not applicable this field should be blank.	11
LOAN_PARTICIPATION_END_ DATE	The date upon which the last P&I payment is due during the 60-month participation of the U. S. Treasury and FNMA in the loan modification. For example, if the trial modification occurs April, May, and June of 2009 then the first P&I payment of the 60-month participation begins with the July 2009 P&I payment. The last P&I payment of the 60-month program participation ends June 2014. Enter in the last payment date of the 60-month participation period.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
LOAN_MODIFICATION_INCENTIVE_ TERMINATION_DATE	The date upon which borrower participation in the program is terminated because the borrower has defaulted or re-defaulted. Re-default or Loss of Good Standing is defined under the HAMP guidelines as three monthly payments are due and unpaid on the last day of the third month.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_INTEREST_RATE_CAP
The modified interest rate must remain in place for 60 months, after which time the interest rate will be gradually increased 1% per year or such lesser amount as may be needed until the interest rate reaches the Modified Interest Rate Cap. The Modified Interest Rate Cap determined as of the date the modification document is prepared is the greater of (i) the fully amortizing contractual rate as modified to achieve 31% DTI or (ii) the Freddie Mac Primary Mortgage Market Survey rate for 30year fixed rate conforming mortgage loans, rounded to the nearest 0.125%, as of the date that the modification document is prepared.  If the modified rate exceeds the Freddie Mac Primary Mortgage Market Survey rate in effect on the date the modification document is prepared, the modified rate will be the new note rate for the remaining loan term.  However, if the Freddie Mac Primary Mortgage Market Survey rate exceeds the modified rate, then the rate at which interest accrues will be increased to the Freddie Mac Primary Mortgage Market Survey rate after the end of the 60-month period during which the loan is monitored by FNMA for participation as an HAMP modified loan.
		4	Must be a value greater than zero. If not applicable this field should be blank.	7
ADMIN_FEES_ASSOC_WITH_ PARTICIPATING_IN_PROGRAM	Fees incurred by the Servicer while administering this program, as allowed by governing document provisions.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFICATION_TYPE	This will distinguish HAMP modifications from other non-HAMP modifications.		"HMP" for HAMP modifications, or other identified code is also acceptable.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 2: Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy			Servicer Name
Prepared by: _____________________________			Investor Nbr

Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid	Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance	Balance
0	0	$0.00	$0.00	$0.00
Principal Calculation
1. Monthly Principal Due				+	$0.00
2. Current Curtailments				+	$0.00
3. Liquidations				+	$0.00
4. Other (attach explanation)				+	$0.00
5. Principal Due					$0.00
6. Interest (reported "gross")				+	$0.00
7. Interest Adjustments on Curtailments				+	$0.00
8. Servicing Fees				-	$0.00
9. Other Interest (attach explanation)				+	$0.00
10. Interest Due		(need to subtract ser fee)			$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)				+	$0.00
12. Reimbursement of Non-Recoverable Advances				-	$0.00
13. Total Realized gains				+	$0.00
14. Total Realized Losses				-	$0.00
15. Total Prepayment Penalties				+	$0.00
16. Total Non-Supported Compensating Interest				-	$0.00
17. Other (attach explanation)					$0.00
18. Net Funds Due on or before Remittance Date					$$0.00

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 2: Monthly Summary Report by Single Investor (continued)

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 3: Supplemental Prepayment Period Reporting File Layout

Column Name	Description	Decimal	Format Comment	Max Size
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
LIQUIDATION_AMOUNT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
CURTAILMENT_AMT	Total curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
CURTAILMENT_DATE	Curtailment date		MM/DD/YYYY	6
PREPAY_PENALTY_AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_WAIVED	The prepayment penalty amount for the loan waived by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAYMENT_PENALTY_SERVICER_PAID	The prepayment penalty amount for the loan paid by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_BORROWER_PAID	The prepayment penalty amount for the loan paid by the borrower.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 6 for valid codes. Field cannot be null.	2

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 4: Supplemental REG AB File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the Servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 6 for valid codes. Field cannot be null.	2
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 5: Supplemental Modification File Layout

Column Name	Description	Decimal	Format Comment	Max Size
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_NBR	A value assigned by the investor to define a group of loans.		Text up to 4 digits	4
MOD_DATE	The first loan payment date on which the modified loan terms become effective. This field is required if any of the below fields are populated with a value.		Any valid date greater than loan origination date. (MM/DD/YYYY). If the loan is not modified this field should be blank.	10
CAPITALIZED_AMOUNT	The amount added to actual outstanding principal balance owed by the borrower due to a modification.	2	Must be a positive number. If not applicable this field should be blank.	11
TOTAL_SERVICING_ADVANCES	The total amount advanced by the Servicer for the loan modification, which can be comprised of Attorney Fees, Appraisal Fees, Inspection Fees, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
SERVICING_FEE_ADVANCES	The total amount of servicing fees for delinquent payments that has been advanced by the Servicer for the loan modification.	2	Must be a positive number. If not applicable this field should be blank.	11
ESCROW_ADVANCES	The total amount of escrow advances made by the Servicer on the loan modification, which can include insurance, taxes, mortgage insurance, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
INTEREST_ADVANCES	The total amount of Net interest that has been advanced by the Servicer for the loan’s modification delinquent payments	2	Must be a positive number. If Interest Advances exist the loan must have either Capitalized Amount or Interest Forgiveness Amount associated with it. If not applicable this field should be blank.	11
MODIFIED_BEGINNING_BALANCE	The beginning principal balance that is owed by the borrower as of the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_INTEREST_RATE	The gross interest rate for the loan beginning on the Modification Effective Date per the modification agreement.	4	Must be a positive number. Max length of 6. If not applicable this field should be blank.	6
MODIFIED_P&_AMOUNT	The total principal and interest payment due for the loan beginning on the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_BALLOON_AMOUNT	The balloon payment amount on the loan per the modification agreement.	2	Must be a positive number. If Modified Balloon is populated then Modified Balloon Amount cannot be null.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_BALLOON_DATE	The date on which the balloon payment is due per the modification agreement. The value in this field could be populated if a balloon payment is being created or changed through the modification of the loan.		Any valid date (MM/DD/YYYY)– Note: Cannot be beyond the final maturity date of loan. If Modified Balloon Amount has a value, Modified Balloon Date must have a value. If not applicable this field should be blank.	10
MODIFIED_MATURITY_DATE	The maturity date of the loan per the modification agreement.		Any valid date (MM/DD/YYYY) – If not applicable this field should be blank.	10
PRINCIPAL_FORGIVENESS	The total amount of principal due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank.	11
INTEREST_FORGIVENESS	The total amount of interest due that have been waived or forgiven by the Servicer per modification agreement.	2	Must be a positive number. If not this field should be blank	11
EXPENSE_FORGIVENESS	The total amount of expenses due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank	11
ARM_TO_FIXED_CONVERSION	Indicates if the loan is an adjustable rate mortgage (ARM) loan that has been converted to a fixed rate loan per the modification agreement; not through existing provisions of the original ARM parameters.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FIXED_TO_ARM_CONVERSION	Indicates if the loan is a fixed rate loan that has been converted to an adjustable rate mortgage (ARM) loan per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
IO_TO_FULLY_AMORTIZED_ CONVERSION	Indicates if the loan payments were comprised of interest only and have been converted to fully amortizing loan payments per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FULLY_AMORTIZED_TO_IO_ CONVERSION	Indicates if the loan payments were fully amortizing and have been converted to interest only payments.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
TEMPORARY_MODIFICATION	Indicates if the modified loan terms are in effect only for a specified time period, after which the original loan terms are reinstated.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
GRADUATED_RATE_OR_ PAYMENT_MODIFICATION	Indicates if the modified terms consist of graduated rates and/or payments for a loan, or if the loan’s previously existing graduated rate and/or payment schedule is being changed per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
MODIFIED_NEXT_PAYMENT_ ADJUST_DATE	The date on which the next payment adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_NEXT_INTEREST_ RATE_ADJUST_DATE	The date on which the next interest rate adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_ARM_PARAMETER	Indicates if the loan’s existing ARM parameters are changing (and it is remaining an ARM loan) per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null Value) it will be treated as “N”.	1
BORROWER_SEGMENTATION_ CODE	Indicates which segment a subprime ARM loan is classified under, based on the American Securitization Forum's Streamlined Foreclosure and Loss Avoidance Framework for Securitized Subprime Adjustable Rate Mortgage Loans. At this time, Servicers only need to report loans that are classified as “Segment 2”, which includes current loans where the borrower is unlikely to be able to refinance into any readily available mortgage industry product.		Must be populated with a 2 if the loan falls under the ASF streamlined foreclosure and loss avoidance framework for Modifications, otherwise the value should be blank. If Borrower Segmentation Code of “2” is reported, the population of “Modified Next Payment Adjustment Date” and Modified Next Interest Rate Adjust Date is required.	1
APPROVAL_FROM_OUTSIDE_PARTY	If the governing documents require another party’s approval to allow additional modifications after the Modification Limit (as defined in the governing documents) has been exceeded.		Y/N Blank: Yes indicates that the required party’s approval of the modification has been obtained by the Servicer. No indicates that the approval has not be obtained. Blank indicates this field is not applicable.	1
NON-INTEREST_BEARING_PRINCIPAL_ DEFERRED_AMOUNT	The total amount of principal deferred by the modification. Deferred amounts are not subject to interest bearing accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON-INT_BEARING_DEFERRED_INT_ AND_FEES_AMT	The total amount of interest and expenses deferred by the modification that are not subject to interest accrual. Deferred amounts are not subject to interest accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON-INTEREST_BEARING_DEFERRED_ PAID_IN_FULL_AMOUNT	This value is to be reported when any principal forbearance loan modification either liquidates or is paid in full. This separate field is needed because most Servicers separately track the principal forbearance amount and thus the existing paid in full amount field will not work since it will incur interest on most Servicing systems and will only include the amount that is required to pay off the amortization balance.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
ACTUAL_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Actual Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the actual ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their actual ending balance.	2	Must be a positive number.	11
SCHEDULED_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Scheduled Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the scheduled ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their scheduled ending balance.	2	Must be a positive number.	11
Plus the following applicable GRM/GPM modification fields:
GRADUATED_DATE	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
GRADUATED_RATE	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4	Must be a positive number. If not applicable this field should be blank.	7
GRADUATED_PAYMENT	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2	Must be a positive number. If not applicable this field should be blank.	11
Plus the following applicable HAMP modification fields:
MONTHLY_PAYMENT_REDUCTION_ COST_SHARE	The subsidized payment from Treasury/FNMA to reimburse the investor for one half of the cost of reducing the monthly payment from 38% to 31% Front-End DTI. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
BORROWER_PAY-FOR- PERFORMANCE_SUCCESS_ PAYMENTS	The amount paid to the servicer from U.S. Treasury/FNMA that reduces the principal balance of the interest bearing portion of the loan as the borrower stays current after modification. This amount is applied annually up to a maximum of $1,000 for up to five years. Reported for the related period as received by the servicer from FNMA. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
ONE- TIME_BONUS_INCENTIVE_ ELIGIBILITY	Y=Yes - The loan qualifies for the one-time bonus incentive payment of $1,500.00 payable to the mortgage holder subject to certain de minimis constraints.		Must be a value greater than zero. If not applicable this field should be blank.	3

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
ONE- TIME_BONUS_INCENTIVE_ AMOUNT	$1,500 paid to mortgage holders for modifications made while a borrower is still current on mortgage payments. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
HOME_PRICE_DEPRECIATION_ PAYMENTS	Amount payable to mortgage holders to partially offset probable losses from home price declines. This will be structured as a simple cash payment on each modified loan while the loan remains active in the program. Payments of accrued HPDP incentives will be made on an annual basis on each of the first anniversary and the second anniversary of the date on which the first trial period payment is due under the Trial Period Plan.	2	Must be a positive number. If not applicable this field should be blank.	11
LOAN_PARTICIPATION_END_ DATE	The date upon which the last P&I payment is due during the 60-month participation of the U. S. Treasury and FNMA in the loan modification. For example, if the trial modification occurs April, May, and June of 2009 then the first P&I payment of the 60-month participation begins with the July 2009 P&I payment. The last P&I payment of the 60-month program participation ends June 2014. Enter in the last payment date of the 60-month participation period.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
LOAN_MODIFICATION_ INCENTIVE_TERMINATION_ DATE	The date upon which borrower participation in the program is terminated because the borrower has defaulted or re-defaulted. Re-default or Loss of Good Standing is defined under the HAMP guidelines as three monthly payments are due and unpaid on the last day of the third month.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_INTEREST_RATE_ CAP
The modified interest rate must remain in place for 60 months, after which time the interest rate will be gradually increased 1% per year or such lesser amount as may be needed until the interest rate reaches the Modified Interest Rate Cap. The Modified Interest Rate Cap determined as of the date the modification document is prepared is the greater of (i) the fully amortizing contractual rate as modified to achieve 31% DTI or (ii) the Freddie Mac Primary Mortgage Market Survey rate for 30year fixed rate conforming mortgage loans, rounded to the nearest 0.125%, as of the date that the modification document is prepared.  If the modified rate exceeds the Freddie Mac Primary Mortgage Market Survey rate in effect on the date the modification document is prepared, the modified rate will be the new note rate for the remaining loan term.  However, if the Freddie Mac Primary Mortgage Market Survey rate exceeds the modified rate, then the rate at which interest accrues will be increased to the Freddie Mac Primary Mortgage Market Survey rate after the end of the 60-month period during which the loan is monitored by FNMA for participation as an HAMP modified loan.
		4	Must be a value greater than zero. If not applicable this field should be blank.	7
ADMIN_FEES_ASSOC_WITH_ PARTICIPATING_IN_PROGRAM	Fees incurred by the Servicer while administering this program, as allowed by governing document provisions.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFICATION_TYPE	This will distinguish HAMP modifications from other non-HAMP modifications.		"HMP" for HAMP modifications, or other identified code is also acceptable.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Investor Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 6: Action Codes

Action Code	Description
0	No Action
12	Relief Provision
15	Bankruptcy
20	Loss Mitigation
25	Money Judgment
30	Decision for Foreclosure
40	Inactivation
60	Loan Paid in Full
63	Substitution
65	Repurchase
67	Modifiable ARMs
70	REO
71	3rd Party Foreclosure
72	Foreclosure with Claim

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Wells Fargo Bank, N.A.
Corporate Trust Services

Servicer File Load Requirements
for
Loss Claim Reporting

Effective March 15, 2010

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

General Information

Whether the Servicer is new or existing to Wells Fargo, the Servicer must comply with Wells Fargo’s standards for Loss Reporting.  This package includes all the information the Servicer needs to know in order to meet the reporting requirements, including:

I.	File Delivery Requirements
II.	Loss Claim Reporting Requirements

Timing
Once the Servicer begins monthly reporting, reporting must be done in a timely and consistent manner. Wells Fargo recommends the Servicer take all necessary steps/actions to ensure that the Servicer reports and electronic files are delivered successfully to Wells Fargo’s Corporate Trust Services.  Servicer reports should be received no later than the required report due date specified with the servicing agreement. The Servicer shall deliver a complete and accurate file on or before the reporting due date.  A report is considered late if it is incomplete or not delivered by the reporting due date.

All initial losses must be received within 3 months of liquidation date.  All trailing losses are due within six (6) months of the liquidation date. All trailing gains that are due to the trust must be sent regardless of the liquidation date.

Data Integrity
The Servicer shall deliver an accurate, complete and valid file by the reporting due date. The file format provided shall be consistent with the Delinquency Reporting standard format and guidelines that are defined in this document, as well as posted on the ServicerConnect website (www.ServicerConnect.com).

Communication of Reporting Changes
If there are any changes to the file requirements noted in the guidelines, Wells Fargo will provide a 60-90 day advance notification on the ServicerConnect website, prior to the effective date of the change.  The Servicer must make every effort to comply with the standard format, the naming conventions, and changes to the format that may be required.

Note:
These reporting requirements are subject to change. For the Servicers’ convenience, all current requirements are posted to the ServicerConnect website at www.ServicerConnect.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

I. File Delivery Requirements

ServicerConnect — the preferred method of delivery for secure transfer of monthly reporting files
To help ensure the security of the data delivery, Wells Fargo offers the ServicerConnect  website at www.ServicerConnect.com. This site serves as Wells Fargo’s preferred method for file delivery for all Servicers’ monthly reporting. The Servicer shall deliver monthly reports in accordance with the Master Servicer’s preferred delivery method (currently via the ServicerConnect website). Under no circumstances shall the Master Servicer be responsible for obtaining the file from the Servicer’s website.

ServicerConnect  benefits
•	Provides 24/7, round-the-clock access
•	Available free of charge
•	Allows for manual entry of loan level data, as well as uploading of loan level files/reports, summary and supplemental files
•	Ensures a secure transfer of data using the industry standard’s Secure Socket Layer, 128-bit encryption. ServicerConnect satisfies the Privacy Act requirements for maintaining confidentiality of data.
•	Offers online help in navigating the site and using its various functions

Initial one-time ServicerConnect registration
To establish access and gain entry to a new Servicer library on ServicerConnect, the Servicer must complete the following one-time registration on the website:
•	Have all users from the Servicer Company who will be uploading and/or downloading files register on www.ServicerConnect.com by creating a User Id, Password, and Profile.
•	The Servicer will be notified via e-mail once approved.

ServicerConnect support
•	If the Servicer requires technical assistance with the performance of the site, or has password issues, please contact CTSLink customer service at ctslink.customerservice@wellsfargo.com.
•
If the Servicer requires help using the site’s many functions, please refer to the “Help” page on the ServicerConnect webpage or contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

•	If the Servicer is experiencing problems with loan data, please contact the appropriate Wells Fargo representative listed in the "Contact Us" page of the ServicerConnect webpage.

PERL Scripting
•
If there is an interest in an automated way to deliver files, a sample Perl script is available for the Servicer’s review and usage.  Customers may evaluate the script for usage and assume any risk associated with their decision to use it.  It is the customer’s responsibility to modify and test the script to ensure its effective use as well as the verification of complete and timely transmission.

•
Request for a copy of the sample Perl script should be made to CTSLink customer service via email at ctslink.customerservice@wellsfargo.com.  Please include “Request for Example Perl Script” in the subject line of the email.  The email should identify “ServicerConnect” as the system the Servicer wishes to script and also include a contact name, phone number, individual email address and the ServicerConnect User ID.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

II. Loss Claim Reporting Requirements

Loss Claim file reports delivered to Wells Fargo MUST meet the following requirements in order to ensure Servicer files load successfully through automated load processing:

1.	The file must have a standardized File Name (Refer to Section A)
•	Either use the Wells Fargo standard or a static name (it must remain consistent each month)
2.	The file must be a CSV or XLS file
3.	The file must comply with Wells Fargo standard requirements (Refer to Section C):
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook
4.	Backup data files (.xls, .pdf or .doc)
•	May contain HUD, History, Amortization Schedule, etc.
•	Must have static file name

A. Standard File Naming Convention Requirements

Wells Fargo requires a static Servicer file name that does not include special characters and cannot be greater than 30 characters. Delivering a consistent static file name from month to month will ensure the Servicer file will be recognized.

Example of an assigned Loss Claim file name: LC+ServicerID+SeqNbr (LC1234001)
Example of an assigned Backup Data file name:  LoanNbr+CycleMMYY+desc (12340508HUD)

If the Servicer file name delivered is not recognized to match the static file name established by the Servicer, the Servicer file will not automatically load through the Wells Fargo System.  The time required to process the Servicer file may also increase.

If at any time a Servicer file name needs to be created or the file naming convention needs to be changed, please contact Cathy Rose at Mary.C.Rose@wellsfargo.com. Please include “New file naming convention” in the subject line of the email.

B. Standard File Format Requirements

The Servicer may choose to send the Servicer file in one of the following two formats:

1.	CSV
2.	Excel (XLS) Note: Excel 2007 format (XLSX) is currently not supported.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

C. Standard File Layout Requirements

Standard File Layout Requirements must adhere to the following:
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook.

Please ensure that the standard Loss Claim file layout requirements are met each month. Refer to Exhibit 1 for the Standard Loss Claim File Layout.

If the Servicer is new to Wells Fargo Bank, N.A., Wells Fargo highly recommends the Servicer submit a test file layout before delivering files to ensure compliance with the requirements. To submit a test file or request an Excel template, contact Cathy Rose at Mary.C.Rose@wellsfargo.com.

D. Realized Loss/Gain

Submission of claims for a realized loss/gain
Wells Fargo Bank, N.A. requires the use of a standard format for the calculation of any loss/gain as a result of a liquidated mortgage loan. Please refer to Exhibit 3 in this package for the Calculation of Realized Loss/Gain Form 332 and instructions. Keep in mind that all supporting documentation must be included with the form.

Distribution
The Servicer should prepare Form 332 in duplicate and send the original, along with the appropriate supporting documentation, to Wells Fargo Bank, N.A.’s Default Administration Department. The loan must be reported as liquidated on the Mortgage Loan Activity Report. Please ensure that all claims are submitted in accordance with the applicable Servicing Agreement/Guide.

Due Date
The form must be submitted to Wells Fargo Bank, N.A. no later than the tenth (10th) calendar day of the month after the Mortgage Loan has been liquidated.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

E. Transfer of Servicing Requirements

If the Servicer is considering a transfer of servicing requirements, please contact Wells Fargo’s Mortgage Backed Servicer Oversight Team via e-mail at SCTServicerComplianceTeam@wellsfargo.com. The Servicer must let us know at least 30 days prior to the transfer date in order for the Servicer Wells Fargo representative to assist the Servicer with this process.

Keep in mind that a complete transfer/merger or acquisition may include the following changes or requirements:

·	A reassigned file name for reporting purposes
·	A change in the Servicer method of reporting
·	A new ServicerConnect Library
·	A complete Servicer Eligibility Process (Only for New Servicers reporting to Wells Fargo)

Transfer Roles
The “TO” Servicer is the Servicer receiving the loans.
The “FROM” Servicer is the Servicer who is transferring the loans.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Exhibit 1: Standard Loss Claim File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the Loan_NBR		Alphanumeric	10
LOAN_NBR	A unique number assigned to each loan by the Investor		Alphanumeric	10
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans		Alphanumeric	20
BORR_LAST_NAME	Borrower last name		Alphanumeric	20
PROP_ADDR_1	Street name and number of property		Alphanumeric	30
PROP_STATE	The state where the property is located		Alphanumeric	2
PROP_ZIP	The Zip code where the property is located		Alphanumeric	10
LIEN_POSITION	The loan a 1st or 2nd lien		Alphanumeric	20
LOSS_TYPE_CODE	Type of loss claims (i.e. REO, Charge Off, Short Sale, and Third Party)		Alphanumeric	30
SENIOR_LIEN_BAL	The balance of the first lien	2	Numeric (xxxxxxxxx.xx)	11
MOST_RECENT_VALUE	The current "As Is" value of the property based on a BPO and/or Appraisal	2	Numeric (xxxxxxxxx.xx)	11
VALUE_DATE	The date of the BPO and/or Appraisal was completed		Date format mm/dd/yyyy	10
LIQUIDATION_DATE	The date loan was liquidated		Date format mm/dd/yyyy	10
SALE_PRICE	The final sale price of the property	2	Numeric (xxxxxxxxx.xx)	11
UNPAID_PRIN_BAL	The borrower's actual principal balance at the end of the current processing cycle	2	Numeric (xxxxxxxxx.xx)	11
INTEREST_ADVANCED	Interest advanced at Net Rate	2	Numeric (xxxxxxxxx.xx)	11
SERV_FEES	Accrued Servicing Fees	2	Numeric (xxxxxxxxx.xx)	11
ESCROW_ADV_EXP	Escrow advance expense	2	Numeric (xxxxxxxxx.xx)	11
ATTORNEY_FEES	Total Attorney fees advanced by the Servicer to be recovered	2	Numeric (xxxxxxxxx.xx)	11
ATTORNEY_COST	Total Attorney cost advanced by the Servicer to be recovered	2	Numeric (xxxxxxxxx.xx)	11
PROPERTY_TAXES	Real property taxes advances by the Servicer to be recovered	2	Numeric (xxxxxxxxx.xx)	11
PROPERTY_MAINTENANCE	Any type of property maintenance such as, lawn care, trash out, snow removal, etc…	2	Numeric (xxxxxxxxx.xx)	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Column Name	Description	Decimal	Format Comment	Max Size
INS_PREM_EXP	Advances paid of the Servicer for any type of Insurance, such as PMI, Hazard, etc…	2	Numeric (xxxxxxxxx.xx)	11
UTILITY	Utilities advanced by the Servicer such as Electric, Heat, etc…	2	Numeric (xxxxxxxxx.xx)	11
APPRAISAL_BPO_EXP	Cost advanced by the Servicer for Appraisal and/or BPO expenses	2	Numeric (xxxxxxxxx.xx)	11
PROP_INSP_EXP	Cost advanced by the Servicer for Property Inspection expenses	2	Numeric (xxxxxxxxx.xx)	11
MISC_EXP	Misc. expenses advanced by the Servicer that does not fit into any other category, with comment in comment field; May include legal cost or any additional legal fee outside of foreclosure process.	2	Numeric (xxxxxxxxx.xx)	11
CORP_ADV_EXP	Only use if other line items fields are not populated for total corporate advances paid by the Servicer	2	Numeric (xxxxxxxxx.xx)	11
PRE_SECUR_SERV_ADV_EXP	Interest advances by the Servicer prior to the securitization of the deal.	2	Numeric (xxxxxxxxx.xx)	11
TOT_EXP	Total of all expenses paid (lines J thru Y).	2	Numeric (xxxxxxxxx.xx)	11
ESCROW_BAL	Escrow balance at the time of default	2	Numeric (xxxxxxxxx.xx)	11
RENTAL_RECPT	Rental receipts collected	2	Numeric (xxxxxxxxx.xx)	11
HAZARD_LOSS	Hazard loss proceeds collected	2	Numeric (xxxxxxxxx.xx)	11
MI_CLAIMS	Primary claim proceeds collected	2	Numeric (xxxxxxxxx.xx)	11
POOL_CLAIM_PRCDS_AMT	Pool claim proceeds collected	2	Numeric (xxxxxxxxx.xx)	11
SALE_PROCEEDS	Sale proceeds from HUD1	2	Numeric (xxxxxxxxx.xx)	11
TAX_REFUND	Tax refunds collected	2	Numeric (xxxxxxxxx.xx)	11
INSURANCE_REFUNDS	Insurance refunds collected	2	Numeric (xxxxxxxxx.xx)	11
RECOVERED_PREVIOUS_NON_ RECOVERABLES	Dollar Amount of servicer advances recovered prior to liquidation of asset	2	Numeric (xxxxxxxxx.xx)	11
MISC_CR	Any credit that does not have a line item on the loss claim spreadsheet	2	Numeric (xxxxxxxxx.xx)	11
TOTAL_CR	Sum of total credits	2	Numeric (xxxxxxxxx.xx)	11
TOTAL_LOSS_AMT	Total loss/gain amount (Expenses – Credits = Amount of loss/gain)	2	Numeric (xxxxxxxxx.xx)	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Exhibit 2:  Loan Level Loss File Supporting Documentation Requirements

Type of Loss	Document(s) Detail / Conditions	HUD1	P&L Analysis	Proceeds Check	FC Bidding Instructions	MI Claim(s)	MI Explanation of Benefits	Corporate & Escrow Histories (after the Date of Default)	Invoices for atty fees If amt > $1K over FNMA state allowable	Property Preservation Invoices: If UPB < $150K & Invoices > $5K OR If UPB >$150K & Invoices > $10K	Copy of BPO (if loss > $250K)
REO Sale	If it is a “negative closing,” ensure amount is included in MISC_EXP column on loan level loss file.	X						X	X	X	X
Third Party Sale
FC bidding instructions, total debt breakdown (if bid = total debt only), and proceeds check.  For gains, excess proceeds to borrower or third party must be included in MISC_EXP field and claim net to zero.
				X	X			X	X	X	X
Short Sale	HUD1 and P&L Analysis	X	X					X	X	X	X
1st Lien Chargeoff	P&L Analysis and recent BPO		X					X	X	X	X
2nd Lien Chargeoff	P&L Analysis. No additional backup required unless requested.		X
Redemption	FC bidding instructions, total debt breakdown (if bid = total debt only), and proceeds check.			X	X			X	X	X	X
Investor Sale	Property is sold without HUD1 to an Investor. Provide copy of invoice listing property with the sales amount and the most recent BPO.			X				X	X	X	X
MI Coverage Exists	If MI coverage is rescinded, provide copy of the MI recession letter.					X	X

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Type of Loss	Document(s) Detail / Conditions	HUDI	P&L Analysis	Proceeds Check	FC Bidding Instructions	MI Claim(s)	MI Explanation of Benefits	Corporate & Escrow Histories (after the Date of Default)	Invoices for atty fees If amt > $1K over FNMA state allowable	Property Preservation Invoices: If UPB < $150K & Invoices > $5K OR If UPB >$150K & Invoices > $10K	Copy of BPO (if loss > $250K)
Trailing / Supplemental Items	If the supplemental item is a normal trailing expense/credit and is not in response to an initial claim curtailment, no additional supporting documentation is required unless requested
If the supplemental item is due to an initial claim curtailment, provide backup to support amount curtailment in prior month. Note: Only report items on file being sent for resubmission

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Exhibit 3:  Calculation of Realized Loss/Gain Form 332 – Instructions

NOTE: Loans are expected to be reported for liquidation in the month following Servicer receipt of final proceeds. For loans underlying Securities, Claims for Loss must be received within 90 days of Expected Liquidation Date for reimbursement consideration. For Whole Loan deals and / or Warehouse loans, claims must be submitted in the same month that loans are reported for liquidation. Claim packages must be received on or before the remittance report date for consideration in a given month. Claims received after the remittance report date may result in gain/loss not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items. Do not net or combine items. Show all expenses individually and all credits as separate line items.The numbers on Form 332 correspond with the numbers listed below.

Liquidation and Acquisition Expenses

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:
* For taxes and insurance advances – see page 2 of 332
* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
* For escrow advances - complete payment history
(to calculate advances from last positive escrow balance forward)
* Other expenses - copies of corporate advance history showing all payments
* REO repairs > $1500 require explanation
* REO repairs >$3000 require evidence of at least 2 bids.
* Short Sale or Charge Off require a Profit and Loss Analysis supporting the decision and WFB’s approved Officer Certificate. Additionally, if the lien is released on a charge off, an explanation is required.
* Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

Credits

14-21. Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
* Copy of EOB for any MI or gov't guarantee
* All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Note: Loss Severity% should be calculated by dividing the Total Realized Loss or Gain by the UPB at time of liquidation.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Exhibit 3:  Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

Wells Fargo Bank Loan Number_____________________________
Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type (circle):	REO Sale	3rd Party Sale	Short Sale	Charge Off

Most Recent Value ____________ Value Date ______________ Sale Price ________________

If Charge Off – Was lien released?	Yes	No

Liquidation and Acquisition Expenses:
(1) Actual Unpaid Principal Balance of Mortgage Loan	$_______________ (1)
(2) Interest accrued at Net Rate	________________ (2)
(3) Accrued Servicing Fees	________________ (3)
(4) Attorney's Fees	________________ (4)
(5) Taxes (see page 2)	________________ (5)
(6) Property Maintenance	________________(6)
(7) MI/Hazard Insurance Premiums (see page 2)	________________ (7)
(8) Utility Expenses	________________ (8)
(9) Appraisal/BPO	________________ (9)
(10) Property Inspections	________________ (10)
(11) FC Costs/Other Legal Expenses	________________ (11)
(12) Other (itemize)	________________ (12)
Cash for Keys__________________________	________________ (12)
HOA/Condo Fees_______________________	________________ (12)
______________________________________	________________ (12)
Total Expenses	$ _______________(13)
Credits:
(14) Escrow Balance	$ _______________(14)
(15) HIP Refund	________________ (15)
(16) Rental Receipts	________________ (16)
(17) Hazard Loss Proceeds	________________ (17)
(18) Primary Mortgage Insurance / Gov’t Insurance	________________ (18a) HUD Part A
________________ (18b) HUD Part B
(19) Pool Insurance Proceeds	________________ (19)
(20) Proceeds from Sale of Acquired Property	________________ (20)
(21) Other (itemize)	________________ (21)
Total Credits	$_______________ (22)
Total Realized Loss (or Amount of Gain)	$_______________ (23)
Loss Severity [Total Realized Loss or Gain / UPB]	______________ % (24)

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Loss Claim Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000

Exhibit 3:  Calculation of Realized Loss/Gain Form 332 (continued)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: Mary.C.Rose@wellsfargo.com
© Copyright Wells Fargo Bank, Corporate Trust Services

Wells Fargo Bank, N.A.
Corporate Trust Services

Servicer File Load Requirements
for
Delinquency Reporting

Effective March 15, 2010

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

General Information

Whether the Servicer is new or existing to Wells Fargo, the Servicer must comply with Wells Fargo’s standards for Delinquency Reporting. This package includes all the information the Servicer needs to know in order to meet the reporting requirements, including:

I.	File Delivery Requirements
II.	Delinquency Reporting Requirements

Timing
Once the Servicer begins monthly reporting, reporting must be done in a timely and consistent manner. Wells Fargo recommends the Servicer take all necessary steps/actions to ensure that the Servicer reports and electronic files are delivered successfully to Wells Fargo’s Corporate Trust Services.  Servicer reports should be received no later than the required report due date specified with the servicing agreement. The Servicer shall deliver a complete and accurate file on or before the reporting due date.  A report is considered late if it is incomplete or not delivered by the reporting due date.

Data Integrity
The Servicer shall deliver an accurate, complete and valid file by the reporting due date. The file format provided shall be consistent with the Delinquency Reporting standard format and guidelines that are defined in this document, as well as posted on the ServicerConnect website (www.ServicerConnect.com).

Communication of Reporting Changes
If there are any changes to the file requirements noted in the guidelines, Wells Fargo will provide a 60-90 day advance notification on the ServicerConnect website, prior to the effective date of the change.  The Servicer must make every effort to comply with the standard format, the naming conventions, and changes to the format that may be required.

Note:
These reporting requirements are subject to change. For the Servicers’ convenience, all current requirements are posted to the ServicerConnect website at www.ServicerConnect.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

I. File Delivery Requirements

ServicerConnect  — the preferred method of delivery for secure transfer of monthly reporting files
To help ensure the security of the data delivery, Wells Fargo offers the ServicerConnect  website at www.ServicerConnect.com. This site serves as Wells Fargo’s preferred method for file delivery for all Servicers’ monthly reporting. The Servicer shall deliver monthly reports in accordance with the Master Servicer’s preferred delivery method (currently via the ServicerConnect website). Under no circumstances shall the Master Servicer be responsible for obtaining the file from the Servicer’s website.

ServicerConnect  benefits
•	Provides 24/7, round-the-clock access
•	Available free of charge
•	Allows for manual entry of loan level data, as well as uploading of loan level files/reports, summary and supplemental files
•	Ensures a secure transfer of data using the industry standard’s Secure Socket Layer, 128-bit encryption. ServicerConnect satisfies the Privacy Act requirements for maintaining confidentiality of data.
•	Offers online help in navigating the site and using its various functions

Initial one-time ServicerConnect registration
To establish access and gain entry to a new Servicer library on ServicerConnect, the Servicer must complete the following one-time registration on the website:
•	Have all users from the Servicer Company who will be uploading and/or downloading files register on www.ServicerConnect.com by creating a User Id, Password, and Profile.
•	The Servicer will be notified via e-mail once approved.

ServicerConnect support
•	If the Servicer requires technical assistance with the performance of the site, or has password issues, please contact CTSLink customer service at ctslink.customerservice@wellsfargo.com.
•
If the Servicer requires help using the site’s many functions, please refer to the “Help” page on the ServicerConnect webpage or contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

•	If the Servicer is experiencing problems with loan data, please contact the appropriate Wells Fargo representative listed in the "Contact Us" page of the ServicerConnect webpage.

PERL Scripting
•
If there is an interest in an automated way to deliver files, a sample Perl script is available for the Servicer’s review and usage.  Customers may evaluate the script for usage and assume any risk associated with their decision to use it.  It is the customer’s responsibility to modify and test the script to ensure its effective use as well as the verification of complete and timely transmission.

•
Request for a copy of the sample Perl script should be made to CTSLink customer service via email at ctslink.customerservice@wellsfargo.com.  Please include “Request for Example Perl Script” in the subject line of the email.  The email should identify “ServicerConnect” as the system the Servicer wishes to script and also include a contact name, phone number, individual email address and the ServicerConnect User ID.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

II. Delinquency Reporting Requirements

Delinquency file reports delivered to Wells Fargo MUST meet the following requirements in order to ensure Servicer files load successfully through automated load processing:

1.	The file must have a standardized File Name (Refer to Section A)
•	Either use the Wells Fargo standard or a static name (it must remain consistent each month)
2.	The file must be a CSV or XLS file
3.	The file must comply with Wells Fargo standard requirements (Refer to Section C):
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook

A. Standard File Naming Convention Requirements

Wells Fargo requires a static Servicer file name that does not include special characters and cannot be greater than 30 characters. Delivering a consistent static file name from month to month will ensure the Servicer file will be recognized.

Once the Servicer establishes the static file name, Wells Fargo will create a cross reference of the Servicer file name with an internal Wells Fargo file name.

If the Servicer file name delivered is not recognized to match the static file name established by the Servicer, the Servicer file will not automatically load through the Wells Fargo System.  The time required to process the Servicer file may also increase.

If at any time a Servicer file name needs to be created or the file naming convention needs to be changed, please contact ServicerConnect customer support at ServicerConnect@wellsfargo.com - as it is critical to the recognition of the file.

B. Standard File Format Requirements

The Servicer may choose to send the Servicer file in one of the following two formats:

1.	CSV
2.	Excel (XLS) Note: Excel 2007 format (XLSX) is currently not supported.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

C. Standard File Layout Requirements

Standard File Layout Requirements must adhere to the following:
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook.

Please ensure that the standard Delinquency file layout requirements are met each month. Refer to Exhibit 1 for the Standard Delinquency File Layout.

If the Servicer is new to Wells Fargo Bank, N.A., Wells Fargo highly recommends the Servicer submit a test file layout before delivering files to ensure compliance with the requirements. To submit a test file or request an Excel template, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

D. Standard Status Codes

Refer to Exhibit 2 for a list of the approved status codes used to communicate the status and/or reason for the default.

E. Transfer of Servicing Requirements

If the Servicer is considering a transfer of servicing requirements, please contact Wells Fargo’s Mortgage Backed Servicer Oversight Team via e-mail at SCTServicerComplianceTeam@wellsfargo.com. The Servicer must let us know at least 30 days prior to the transfer date in order for the Servicer Wells Fargo representative to assist the Servicer with this process.

Keep in mind that a complete transfer/merger or acquisition may include the following changes or requirements:

·	A reassigned file name for reporting purposes
·	A change in the Servicer method of reporting
·	A new ServicerConnect Library
·	A complete Servicer Eligibility Process (Only for New Servicers reporting to Wells Fargo)

Transfer Roles
The “TO” Servicer is the Servicer receiving the loans.
The “FROM” Servicer is the Servicer who is transferring the loans.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

Exhibit 1: Standard Delinquency File Layout

Note: The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer.

Column Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

Column Name	Description	Decimal	Format Comment
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
ACTION_CODE	The action the loan is currently in: 15 (Bankruptcy) , 30 (Foreclosure), 70 (REO), 20 (Loss Mitigation), and 0 (No Action)	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan. Required for MPF and MPFXtra.
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle. Required for MPF and MPFXtra.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

Exhibit 2: Standard Status Codes

The Loss Mitigation Type field should show the approved Loss Mitigation Code as follows:

Loss Mitigation Code	Loss Mitigation Description
ASUM	Approved Assumption
BAP	Borrower Assistance Program
CO	Charge Off
DIL	Deed-in-Lieu
FFA	Formal Forbearance Agreement
MOD	Loan Modification
PRE	Pre-Sale
SS	Short Sale
MISC	Anything else approved by the PMI or Pool Insurer

Note: Wells Fargo Bank will accept alternative Loss Mitigation Types to those stated above, provided that they are consistent with industry standards. When using such alternatives, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

Occupant Code
Mortgagor
Tenant
Unknown
Vacant

The Property Condition field should show the last reported condition of the property as follows:

Property Condition Code
Damaged
Excellent
Fair
Gone
Good
Poor
Special Hazard
Unknown

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

Exhibit 2: Standard Status Codes (continued)

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Deliquency Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, Maryland 21045 (410) 884-2000 (phone) (410) 884-2360 (fax)

Exhibit 2: Standard Status Codes (continued)

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Delinquent Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Wells Fargo Bank, N.A.
Corporate Trust Services

Servicer File Load Requirements
for
Trustee Reporting

Effective March 15, 2010

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

General Information

Whether the Servicer is new or existing to Wells Fargo, the Servicer must comply with Wells Fargo’s standards for Trustee Reporting.  This package includes all the information the Servicer needs to know in order to meet the reporting requirements, including:

I.	File Delivery Requirements
II.	Loan Level File Reporting Requirements
III.	Summary Data Reporting Requirements
IV.	New Investor Requirements
V.	Service Provider Requirements
VI.	Monitoring File Status

Timing
Once the Servicer begins monthly reporting, reporting must be done in a timely and consistent manner. Wells Fargo recommends the Servicer take all necessary steps/actions to ensure that the Servicer reports and electronic files are delivered successfully to Wells Fargo’s Corporate Trust Services.  Servicer reports should be received no later than the required report due date specified in the servicing agreement. The Servicer shall deliver a complete and accurate file to the Master Servicer on or before the reporting due date.  A report is considered late if it is incomplete or not delivered by the Investor reporting due date.

Data Integrity
The Servicer shall deliver an accurate, complete and valid file by the reporting due date. The file format provided shall be consistent with the Investor Reporting standard format and guidelines that are defined in this document, as well as posted on the ServicerConnect website (www.ServicerConnect.com).

Communication of Reporting Changes
If there are any changes to the file requirements noted in the guidelines, Wells Fargo will provide a 60-90 day advance notification on the ServicerConnect website, prior to the effective date of the change.  The Servicer must make every effort to comply with the standard format, the naming conventions, and changes to the format that may be required.

Note:
These reporting requirements are subject to change. For the Servicers’ convenience, all current requirements are posted to the ServicerConnect website at www.ServicerConnect.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

I. File Delivery Requirements

ServicerConnect  — the preferred method of delivery for secure transfer of monthly reporting files
To help ensure the security of the data delivery, Wells Fargo offers the ServicerConnect  website at www.ServicerConnect.com. This site serves as Wells Fargo’s preferred method for file delivery for all Servicers’ monthly reporting. The Servicer shall deliver monthly reports in accordance with the Master Servicer’s preferred delivery method (currently via the ServicerConnect website). Under no circumstances shall the Master Servicer be responsible for obtaining the file from the Servicer’s website.

ServicerConnect  benefits
•	Provides 24/7, round-the-clock access
•	Available free of charge
•	Allows for manual entry of loan level data, as well as uploading of loan level files/reports, summary and supplemental files
•	Ensures a secure transfer of data using the industry standard’s Secure Socket Layer, 128-bit encryption. ServicerConnect satisfies the Privacy Act requirements for maintaining confidentiality of data.
•	Offers online help in navigating the site and using its various functions

Initial one-time ServicerConnect registration
To establish access and gain entry to a new Servicer library on ServicerConnect, the Servicer must complete the following one-time registration on the website:
•	Have all users from the Servicer Company who will be uploading and/or downloading files register on www.ServicerConnect.com by creating a User Id, Password, and Profile.
•	The Servicer will be notified via e-mail once approved.

ServicerConnect support
•	If the Servicer requires technical assistance with the performance of the site, or has password issues, please contact CTSLink customer service at ctslink.customerservice@wellsfargo.com.
•
If the Servicer requires help using the site’s many functions, please refer to the “Help” page on the ServicerConnect webpage or contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

•	If the Servicer is experiencing problems with loan data, please contact the appropriate Wells Fargo representative listed in the "Contact Us" page of the ServicerConnect webpage.

PERL Scripting
•
If there is an interest in an automated way to deliver files, a sample Perl script is available for the Servicer’s review and usage.  Customers may evaluate the script for usage and assume any risk associated with their decision to use it.  It is the customer’s responsibility to modify and test the script to ensure its effective use as well as the verification of complete and timely transmission.

•
Request for a copy of the sample Perl script should be made to CTSLink customer service via email at ctslink.customerservice@wellsfargo.com.  Please include “Request for Example Perl Script” in the subject line of the email.  The email should identify “ServicerConnect” as the system the Servicer wishes to script and also include a contact name, phone number, individual email address and the ServicerConnect User ID.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

II. Loan Level File Reporting Requirements

Loan level file reports delivered to Wells Fargo MUST meet the following requirements in order to ensure Servicer files load successfully through automated load processing:

1.	The file must have a standardized File Name (Refer to Section A)
•	Either use the Wells Fargo standard or a static name (it must remain consistent each month)
2.	The file must be a CSV or XLS file
3.	The file must comply with Wells Fargo standard requirements (Refer to Section C):
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook

A. Standard File Naming Convention Requirements

Wells Fargo requires a static Servicer file name that does not include special characters and cannot be greater than 30 characters. Delivering a consistent static file name from month to month will ensure the Servicer file will be recognized.

It may help to separate the Servicer loan level file from other reports.  Once the Servicer establishes the static file name, Wells Fargo will create a cross reference of the Servicer file name with an internal Wells Fargo file name.

If the Servicer file name delivered is not recognized to match the static file name established by the Servicer, the Servicer file will not automatically load through the Wells Fargo System.  The time required to process the Servicer file may also increase.

If at any time a Servicer file name needs to be created or the file naming convention needs to be changed, please contact ServicerConnect customer support at ServicerConnect@wellsfargo.com - as it is critical to the recognition of the file.

B. Standard File Format Requirements

The Servicer may choose to send the Servicer file in either one of the following two formats:

1.	Comma Separated Values (CSV)
2.	Excel (XLS). Note: Excel 2007 format (XLSX) is currently not supported.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

C. Standard File Layout Requirements

Standard File Layout Requirements must adhere to the following:
•	Must not be zipped
•	Must not be password protected
•	Column names must be located on the first line
•	Loan level detail must be on the first sheet of a workbook.

Please ensure that the standard loan level file layout requirements are met each month. Refer to Exhibit 1 for the Standard Loan Level File Layout.

If the Servicer is new to Wells Fargo Bank, N.A., Wells Fargo highly recommends the Servicer submit a test file layout before delivering files to ensure compliance with the requirements. To submit a test file or request an Excel template, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

D. Supplemental File Requirements

Supplemental File Types:

If the original file is incomplete or inaccurate then the Servicer may deliver a supplemental file. Notification is required when submitting a supplemental file to ensure the files get loaded successfully. A list of Wells Fargo representatives  is located in the "Contact Us" page of the ServicerConnect webpage.

1.	Revised Original File
A revised file is a file where the file format is the same as the original file format but data has been added or changed from the original file. The revised original file name however, should also be the same as the original file name.  Refer to Exhibit 1 for the Standard Loan Level File Layout.

2.	Prepayment Period Reporting
If required to report prepayment period activity, a mid-month prepayment period file is required in addition to a month-end file.   The mid-month file should only include the additional payment activity that was not originally included in the month end report.  This mid-month file should only include the loans with partial prepayments, full prepayments, or both as defined within the Servicer deal documents.  If there is no activity to report, the Servicer will be required to submit a mid-month file with no activity. All fields must be in the exact order as defined in Exhibit 3.

3.	Regulation AB (REG AB)
Regulation AB (REG AB) is a directive that was published by the Securities & Exchange Commission (SEC) on December 22, 2004. The regulation is intended to enhance the detail and quality of information provided to investors of publicly traded asset-backed securities. Reg AB mandates that additional data elements, as applicable, be provided by Servicers in their standard monthly reports.

The regulation can be found at http://www.sec.gov/rules/final/33-8518.htm.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

To comply with REG AB, Wells Fargo offers the Servicer two options for providing additional data elements:
1.	Include new data in the existing Standard Loan Level File Layout. (Exhibit 1)
2.	Include new data in a supplemental file provided with the Servicer Monthly Report File. (Exhibit 4)

No matter which option the Servicer selects, all data must be submitted at the same time.

4.	Modification File
Modifications are considered a change to the initial terms of a loan from what was originally established at closing.  Modifications are used as a form of loss mitigation by the Servicer to cure the delinquency of a borrower.

Wells Fargo offers the Servicer two options for providing modification elements:
1.	Include modification data in the existing Standard Loan Level File Layout (Exhibit 1)
2.	Include modification data in a supplemental file (Exhibit 5).

E. Transfer of Servicing Requirements

If the Servicer is considering a transfer of servicing requirements, please contact Wells Fargo’s Mortgage Backed Servicer Oversight Team via e-mail at SCTServicerComplianceTeam@wellsfargo.com. The Servicer must let us know at least 30 days prior to the transfer date in order for the Servicer Wells Fargo representative to assist the Servicer with this process.

Keep in mind that a complete transfer/merger or acquisition may include the following changes or requirements:
·         A reassigned file name for reporting purposes
·         A change in the Servicer method of reporting
·         A new ServicerConnect Library
·         A complete Servicer Eligibility Process (Only for New Servicers reporting to Wells Fargo)

Transfer Roles
The “TO” Servicer is the Servicer receiving the loans.
The “FROM” Servicer is the Servicer who is transferring the loans.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

III. Summary Data Reporting Requirements

In addition to a monthly loan level file, the Servicer is required to provide Wells Fargo Bank with a separate monthly Summary Report representing the total balances of the Loan Level detail on or before the reporting due date. This report should include all the summary totals for each investor listed on the loan level file. The summary page must match the loan level file that is being reported.

Note: If the Servicer uses a Service Provider, the provider may also supply a Summary Report for delivery to Wells Fargo.  For example, if the Servicer uses the Fidelity Service for the Loan Level etail, please use the Fidelity Summary Report #62C and submit it to Wells Fargo Bank via the ServicerConnect website.

A. Summary File Format Requirements

As long as the Servicer provides all the summary data required by Wells Fargo, the Servicer may choose to send us the Servicer Summary Data file, separate of the loan level file, in any one of the preferred four formats:
1.	Excel
2.	Text
3.	Word
4.	PDF

B. Summary File Layout Requirements

The Servicer has the option to provide summary data in one of the following two ways:
1.	Separate Summary Reports for each individual investor (i.e., 20 Investors, 20 reports), or
2.	One report with summary totals for All Investors; with one Investor on each row (i.e., 20 Investors, one report)

This package includes a sample Monthly Summary Report by Single Investor (Refer to Exhibit 2).
Upon request, Wells Fargo can provide a sample file layout by all Investors in an Excel spreadsheet format.

C. REG AB Requirements

Refer to Exhibit 2, section 3 for a sample REG AB Summary Report.

D. Summary File Naming Convention Requirements

Wells Fargo requires that, once the Servicer’s file name is established, the same name should be used consistently from one month to another, to be easily recognized.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

IV. New Investor Requirements

As the Servicer introduces new Investor numbers to the Wells Fargo reporting portfolio, the Servicer will need to decide if it is best to add the new Investor numbers to the existing file or create a new file.  In either case, the Servicer will need to contact the appropriate Wells Fargo representative to make sure that our records are updated with the newly-created file and that the files successfully load through our system.

Minimum Criteria for adding new Investor numbers to existing files
Whenever possible, reporting of new Investor numbers and loans should be added to the Servicer’s existing file(s), as long as it meets the following minimum criteria:

•
All reporting due dates in the file may include a range of dates (i.e., 1-15 or 16-30) that will be submitted by the earliest reporting due date on the file. (Multiple files may be necessary if the Servicer cannot deliver all Investor numbers by the earliest reporting due date on the file.)

•	All product types must be the same within each file (i.e., Act/Act, Sched/Sched, Sched/Act). Multiple files are required if you are sending more than one product type.

•	Each file must represent only Master Servicing contracts or Trustee contracts, but not both in one file.

•	The Servicer must consider Servicer location and/or other Servicer limitations.

Creating new files for new Investor numbers
Although adding new Investor numbers to existing files is preferred, there may be times when it is more appropriate to submit a separate file for the new Investor. For example:

•	If all of the minimum criteria above cannot be accommodated for the new Investor within an existing file, then the creation of a new file will be necessary for ongoing monthly reporting.

•
If the timing of the notification of the new Investor number does not allow to review the minimum criteria stated above, or takes place prior to the first month of reporting, then it may be necessary to submit a separate file. In the second month of reporting, a detailed review of the minimum criteria should take place with the Servicer’s Wells Fargo representative to determine whether to continue reporting a separate file or add the new Investor number to an existing file.

Note: It is critical that the Servicer contact the appropriate Wells Fargo representative to ensure the Servicer file is set up properly for it to be received and loaded successfully.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

V. Service Provider Requirements

Wells Fargo may accept the Servicer Master Servicing (Trustee Reporting) files from a Service Provider. However, the Servicer should contact the appropriate Wells Fargo representative to confirm this arrangement.

When entering into a contract with a Service Provider, the Servicer may want to consider including terms regarding the need to be reasonably flexible on any future changes to the layout (such as reasonable turnaround times for making changes and who will bear the cost of those changes).

When using a Service Provider to create the monthly file(s), the Servicer must determine who will deliver the file(s) to Wells Fargo.
•	If the Servicer plans to deliver the file, follow the ServicerConnect instructions as outlined in this package.
•	If the Service Provider plans to deliver the file, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com to establish a delivery method.
•
If no adjustments are necessary, a duplicate file is not needed in any other format or delivery method. However, if an adjustment to the original file is needed, the Servicer will be responsible for delivering the adjusted file to Wells Fargo Bank via the ServicerConnect website.

While the requirements set forth in this package are Wells Fargo’s preference for reporting, Wells Fargo may consider other reporting layouts and summary report formats from Service Providers. Also upon request, there may be times when Wells Fargo can accept an automatic delivery.  To discuss these options contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

Note: If the Servicer uses a Service Provider, the provider may also supply a Summary Report to the organization which may then be delivered via the ServicerConnect website.  For example, if the Servicer uses the Fidelity Service for the Servicer Loan Level Detail report, use the Fidelity Summary Report #62C and submit it to Wells Fargo Bank via the ServicerConnect website.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

VI. Monitoring File Status

File Monitoring Requirements:
Once loan level files have been uploaded to ServicerConnect the Servicer is able to manage and track the status of individual files that have been uploaded to the website.  The files are displayed on the File Status listing screen on www.ServicerConnect.com.  For additional assistance, please refer to the ServicerConnect User Manual accessible from the "Help" page of the ServicerConnect website.

A loan level file is successfully uploaded through automated processing when the loan level file receives an “Auto Transmission Complete” status.  If the Servicer is presented with a different status, such as “File Uploaded”, the Servicer should contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

File Status List:

Auto Transmission Complete:  For loan level files only, ServicerConnect recognizes the Servicer’s File Name. The loan level file was pushed through the automated load process.

File Uploaded:  The file was uploaded to the library but was not moved to load processing.  For any monthly file whose filename is not associated with this user’s approved Servicer numbers, the file will be stored but not automatically uploaded.  The library holds the file for 25 days, 20 days for larger libraries.  Please refer to Section II for Loan Level File Reporting Requirements.

Note:  Other statuses may be presented intermittently prior to receiving an “Auto Transmission Complete" or "File Uploaded" Status.

Upon request, Wells Fargo can provide a monthly report of files uploaded to a library. This report is provided at the end of the month, and includes at the minimum: uploader's name, file name, upload time and file status. To request this report, contact ServicerConnect customer support at ServicerConnect@wellsfargo.com.

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 1: Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
SCHED_GROSS_INTEREST_AMT	The amount of interest due on the outstanding scheduled principal balance in the current cycle.	2	No commas(,) or dollar signs ($)	11
SERV_FEE_RATE	The Servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
LOAN_FEE_AMT	The monthly loan fee amount expressed in dollars and cents.	2	No commas(,) or dollar signs ($)	11
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 6 for valid codes. Field cannot be null.	2
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
BANKRUPTCY_LOSS_AMT	The amount of loss due to bankruptcy.	2	No commas(,) or dollar signs ($)	11
CR_LOSS_AMT	The amount of loss that is classified as a credit.	2	No commas(,) or dollar signs ($)	11
FRAUD_LOSS_AMT	The amount of loss that is attributable to a fraud claim.	2	No commas(,) or dollar signs ($)	11
SPH_LOSS_AMT	The amount of loss that is classified as a special hazard.	2	No commas(,) or dollar signs ($)	11
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1
Plus the following applicable modification fields:
MOD_DATE	The first loan payment date on which the modified loan terms become effective. This field is required if any of the below fields are populated with a value.		Any valid date greater than loan origination date. (MM/DD/YYYY). If the loan is not modified this field should be blank.	10
CAPITALIZED_AMOUNT	The amount added to actual outstanding principal balance owed by the borrower due to a modification.	2	Must be a positive number. If not applicable this field should be blank.	11
TOTAL_SERVICING_ADVANCES	The total amount advanced by the Servicer for the loan modification, which can be comprised of Attorney Fees, Appraisal Fees, Inspection Fees, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
SERVICING_FEE_ADVANCES	The total amount of servicing fees for delinquent payments that has been advanced by the Servicer for the loan modification.	2	Must be a positive number. If not applicable this field should be blank.	11
ESCROW_ADVANCES	The total amount of escrow advances made by the Servicer on the loan modification, which can include insurance, taxes, mortgage insurance, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
INTEREST_ADVANCES	The total amount of Net interest that has been advanced by the Servicerfor the loan’s modification delinquent payments	2	Must be a positive number. If Interest Advances exist the loan must have either Capitalized Amount or Interest Forgiveness Amount associated with it. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_BEGINNING_BALANCE	The beginning principal balance that is owed by the borrower as of the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_INTEREST_RATE	The gross interest rate for the loan beginning on the Modification Effective Date per the modification agreement.	4	Must be a positive number. Max length of 6. If not applicable this field should be blank.	6
MODIFIED_P&I_AMOUNT	The total principal and interest payment due for the loan beginning on the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_BALLOON_AMOUNT	The balloon payment amount on the loan per the modification agreement.	2	Must be a positive number. If Modified Balloon is populated then Modified Balloon Amount cannot be null.	11
MODIFIED_BALLOON_DATE	The date on which the balloon payment is due per the modification agreement. The value in this field could be populated if a balloon payment is being created or changed through the modification of the loan.		Any valid date (MM/DD/YYYY)- Note: Cannot be beyond the final maturity date of loan. If Modified Balloon Amount has a value, Modified Balloon Date must have a value. If not applicable this field should be blank.	10
MODIFIED_MATURITY_DATE	The maturity date of the loan per the modification agreement.		Any valid date (MM/DD/YYYY) – If not applicable this field should be blank.	10
PRINCIPAL_FORGIVENESS	The total amount of principal due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank.	11
INTEREST_FORGIVENESS	The total amount of interest due that have been waived or forgiven by the Servicer per modification agreement.	2	Must be a positive number. If not this field should be blank	11
EXPENSE_FORGIVENESS	The total amount of expenses due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank	11
ARM_TO_FIXED_CONVERSION	Indicates if the loan is an adjustable rate mortgage (ARM) loan that has been converted to a fixed rate loan per the modification agreement; not through existing provisions of the original ARM parameters.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FIXED_TO_ARM_CONVERSION	Indicates if the loan is a fixed rate loan that has been converted to an adjustable rate mortgage (ARM) loan per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
IO_TO_FULLY_AMORTIZED_ CONVERSION	Indicates if the loan payments were comprised of interest only and have been converted to fully amortizing loan payments per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FULLY_AMORTIZED_TO_IO_ CONVERSION	Indicates if the loan payments were fully amortizing and have been converted to interest only payments.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
TEMPORARY_MODIFICATION	Indicates if the modified loan terms are in effect only for a specified time period, after which the original loan terms are reinstated.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
GRADUATED_RATE_OR_ PAYMENT_MODIFICATION	Indicates if the modified terms consist of graduated rates and/or payments for a loan, or if the loan’s previously existing graduated rate and/or payment schedule is being changed per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
MODIFIED_NEXT_ PAYMENT_ADJUST_DATE	The date on which the next payment adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_NEXT_INTEREST_RATE_ ADJUST_DATE	The date on which the next interest rate adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_ARM_PARAMETER	Indicates if the loan’s existing ARM parameters are changing (and it is remaining an ARM loan) per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null Value) it will be treated as “N”.	1
BORROWER_SEGMENTATION_ CODE	Indicates which segment a subprime ARM loan is classified under, based on the American Securitization Forum's Streamlined Foreclosure and Loss Avoidance Framework for Securitized Subprime Adjustable Rate Mortgage Loans. At this time, Servicers only need to report loans that are classified as “Segment 2”, which includes current loans where the borrower is unlikely to be able to refinance into any readily available mortgage industry product.		Must be populated with a 2 if the loan falls under the ASF streamlined foreclosure and loss avoidance framework for Modifications, otherwise the value should be blank. If Borrower Segmentation Code of “2” is reported, the population of “Modified Next Payment Adjustment Date” and Modified Next Interest Rate Adjust Date is required.	1
APPROVAL_FROM_OUTSIDE_ PARTY	If the governing documents require another party’s approval to allow additional modifications after the Modification Limit (as defined in the governing documents) has been exceeded.		Y/N Blank: Yes indicates that the required party’s approval of the modification has been obtained by the Servicer. No indicates that the approval has not be obtained. Blank indicates this field is not applicable.	1
NON-INTEREST_BEARING_PRINCIPAL_ DEFERRED_AMOUNT	The total amount of principal deferred by the modification. Deferred amounts are not subject to interest bearing accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
NON- INT_BEARING_DEFERRED_INT_ AND_FEES_AMT	The total amount of interest and expenses deferred by the modification that are not subject to interest accrual. Deferred amounts are not subject to interest accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON- INTEREST_BEARING_DEFERRED_ PAID_IN_FULL_AMOUNT	This value is to be reported when any principal forbearance loan modification either liquidates or is paid in full. This separate field is needed because most Servicers separately track the principal forbearance amount and thus the existing paid in full amount field will not work since it will incur interest on most Servicing systems and will only include the amount that is required to pay off the amortization balance.	2	Must be a positive number. If not applicable this field should be blank.	11
ACTUAL_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Actual Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the actual ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their actual ending balance.	2	Must be a positive number.	11
SCHEDULED_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Scheduled Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the scheduled ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their scheduled ending balance.	2	Must be a positive number.	11
Plus the following applicable GRM/GPM modification fields:
GRADUATED_DATE	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
GRADUATED_RATE	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4	Must be a positive number. If not applicable this field should be blank.	7
GRADUATED_PAYMENT	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
Plus the following applicable HAMP modification fields:
MONTHLY_PAYMENT_ REDUCTION_COST_SHARE	The subsidized payment from Treasury/FNMA to reimburse the investor for one half of the cost of reducing the monthly payment from 38% to 31% Front-End DTI. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
BORROWER_PAY-FOR- PERFORMANCE_SUCCESS_ PAYMENTS	The amount paid to the servicer from U.S. Treasury/FNMA that reduces the principal balance of the interest bearing portion of the loan as the borrower stays current after modification. This amount is applied annually up to a maximum of $1,000 for up to five years. Reported for the related period as received by the servicer from FNMA. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
ONE-TIME_BONUS_INCENTIVE_ ELIGIBILITY	Y=Yes - The loan qualifies for the one-time bonus incentive payment of $1,500.00 payable to the mortgage holder subject to certain de minimis constraints.		Must be a value greater than zero. If not applicable this field should be blank.	3
ONE-TIME_BONUS_INCENTIVE_ AMOUNT	$1,500 paid to mortgage holders for modifications made while a borrower is still current on mortgage payments. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
HOME_PRICE_DEPRECIATION_ PAYMENTS	Amount payable to mortgage holders to partially offset probable losses from home price declines. This will be structured as a simple cash payment on each modified loan while the loan remains active in the program. Payments of accrued HPDP incentives will be made on an annual basis on each of the first anniversary and the second anniversary of the date on which the first trial period payment is due under the Trial Period Plan.	2	Must be a positive number. If not applicable this field should be blank.	11
LOAN_PARTICIPATION_END_ DATE	The date upon which the last P&I payment is due during the 60-month participation of the U. S. Treasury and FNMA in the loan modification. For example, if the trial modification occurs April, May, and June of 2009 then the first P&I payment of the 60-month participation begins with the July 2009 P&I payment. The last P&I payment of the 60-month program participation ends June 2014. Enter in the last payment date of the 60-month participation period.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
LOAN_MODIFICATION_INCENTIVE_ TERMINATION_DATE	The date upon which borrower participation in the program is terminated because the borrower has defaulted or re-defaulted. Re-default or Loss of Good Standing is defined under the HAMP guidelines as three monthly payments are due and unpaid on the last day of the third month.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_INTEREST_RATE_CAP
The modified interest rate must remain in place for 60 months, after which time the interest rate will be gradually increased 1% per year or such lesser amount as may be needed until the interest rate reaches the Modified Interest Rate Cap. The Modified Interest Rate Cap determined as of the date the modification document is prepared is the greater of (i) the fully amortizing contractual rate as modified to achieve 31% DTI or (ii) the Freddie Mac Primary Mortgage Market Survey rate for 30year fixed rate conforming mortgage loans, rounded to the nearest 0.125%, as of the date that the modification document is prepared.  If the modified rate exceeds the Freddie Mac Primary Mortgage Market Survey rate in effect on the date the modification document is prepared, the modified rate will be the new note rate for the remaining loan term.  However, if the Freddie Mac Primary Mortgage Market Survey rate exceeds the modified rate, then the rate at which interest accrues will be increased to the Freddie Mac Primary Mortgage Market Survey rate after the end of the 60-month period during which the loan is monitored by FNMA for participation as an HAMP modified loan.
		4	Must be a value greater than zero. If not applicable this field should be blank.	7
ADMIN_FEES_ASSOC_WITH_ PARTICIPATING_IN_PROGRAM	Fees incurred by the Servicer while administering this program, as allowed by governing document provisions.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFICATION_TYPE	This will distinguish HAMP modifications from other non-HAMP modifications.		"HMP" for HAMP modifications, or other identified code is also acceptable.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 2: Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy	Servicer Name
Prepared by: _____________________________	Investor Nbr

Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid	Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance	Balance
0	0	$0.00	$0.00	$0.00
Principal Calculation
1. Monthly Principal Due	+	$0.00
2. Current Curtailments	+	$0.00
3. Liquidations	+	$0.00
4. Other (attach explanation)	+	$0.00
5. Principal Due		$0.00
6. Interest (reported "gross")	+	$0.00
7. Interest Adjustments on Curtailments	+	$0.00
8. Servicing Fees	-	$0.00
9. Other Interest (attach explanation)	+	$0.00
10. Interest Due (need to subtract ser fee)		$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)	+	$0.00
12. Reimbursement of Non-Recoverable Advances	-	$0.00
13. Total Realized gains	+	$0.00
14. Total Realized Losses	-	$0.00
15. Total Prepayment Penalties	+	$0.00
16. Total Non-Supported Compensating Interest	-	$0.00
17. Other (attach explanation)		$0.00
18. Net Funds Due on or before Remittance Date		$$0.00

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 2: Monthly Summary Report by Single Investor (continued)

Section 2. Delinquency Reporting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 3: Supplemental Prepayment Period Reporting File Layout

Column Name	Description	Decimal	Format Comment	Max Size
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
LIQUIDATION_AMOUNT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
CURTAILMENT_AMT	Total curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
CURTAILMENT_DATE	Curtailment date		MM/DD/YYYY	10
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAYMENT_PENALTY_SERVICER PAID	The prepayment penalty amount for the loan paid by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_BORROWER PAID	The prepayment penalty amount for the loan paid by the borrower.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 6 for valid codes. Field cannot be null.	2

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 4: Supplemental REG AB File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the Servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan. This is a required field.		Refer to Exhibit 4 for valid codes. Field cannot be null.	2
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 5: Supplemental Modification File Layout

Column Name	Description	Decimal	Format Comment	Max Size
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_NBR	A value assigned by the investor to define a group of loans.		Text up to 4 digits	4
MOD_DATE	The first loan payment date on which the modified loan terms become effective. This field is required if any of the below fields are populated with a value.		Any valid date greater than loan origination date. (MM/DD/YYYY). If the loan is not modified this field should be blank.	10
CAPITALIZED_AMOUNT	The amount added to actual outstanding principal balance owed by the borrower due to a modification.	2	Must be a positive number. If not applicable this field should be blank.	11
TOTAL_SERVICING_ADVANCES	The total amount advanced by the Servicer for the loan modification, which can be comprised of Attorney Fees, Appraisal Fees, Inspection Fees, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
SERVICING_FEE_ADVANCES	The total amount of servicing fees for delinquent payments that has been advanced by the Servicer for the loan modification.	2	Must be a positive number. If not applicable this field should be blank.	11
ESCROW_ADVANCES	The total amount of escrow advances made by the Servicer on the loan modification, which can include insurance, taxes, mortgage insurance, and other items as defined in the governing documents.	2	Must be a positive number. If not applicable this field should be blank.	11
INTEREST_ADVANCES	The total amount of Net interest that has been advanced by the Servicer for the loan’s modification delinquent payments	2	Must be a positive number. If Interest Advances exist the loan must have either Capitalized Amount or Interest Forgiveness Amount associated with it. If not applicable this field should be blank.	11
MODIFIED_BEGINNING_BALANCE	The beginning principal balance that is owed by the borrower as of the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_INTEREST_RATE	The gross interest rate for the loan beginning on the Modification Effective Date per the modification agreement.	4	Must be a positive number. Max length of 6. If not applicable this field should be blank.	6
MODIFIED_P&_AMOUNT	The total principal and interest payment due for the loan beginning on the Modification Effective Date per the modification agreement.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFIED_BALLOON_AMOUNT	The balloon payment amount on the loan per the modification agreement.	2	Must be a positive number. If Modified Balloon is populated then Modified Balloon Amount cannot be null.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_BALLOON_DATE	The date on which the balloon payment is due per the modification agreement. The value in this field could be populated if a balloon payment is being created or changed through the modification of the loan.		Any valid date (MM/DD/YYYY) – Note: Cannot be beyond the final maturity date of loan. If Modified Balloon Amount has a value, Modified Balloon Date must have a value. If not applicable this field should be blank.	10
MODIFIED_MATURITY_DATE	The maturity date of the loan per the modification agreement.		Any valid date (MM/DD/YYYY) – If not applicable this field should be blank.	10
PRINCIPAL_FORGIVENESS	The total amount of principal due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank.	11
INTEREST_FORGIVENESS	The total amount of interest due that have been waived or forgiven by the Servicer per modification agreement.	2	Must be a positive number. If not this field should be blank	11
EXPENSE_FORGIVENESS	The total amount of expenses due that has been waived or forgiven by the Servicer per the modification agreement.	2	Must be a positive number. If not this field should be blank	11
ARM_TO_FIXED_CONVERSION	Indicates if the loan is an adjustable rate mortgage (ARM) loan that has been converted to a fixed rate loan per the modification agreement; not through existing provisions of the original ARM parameters.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FIXED_TO_ARM_CONVERSION	Indicates if the loan is a fixed rate loan that has been converted to an adjustable rate mortgage (ARM) loan per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
IO_TO_FULLY_AMORTIZED_ CONVERSION	Indicates if the loan payments were comprised of interest only and have been converted to fully amortizing loan payments per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
FULLY_AMORTIZED_TO_IO_ CONVERSION	Indicates if the loan payments were fully amortizing and have been converted to interest only payments.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
TEMPORARY_MODIFICATION	Indicates if the modified loan terms are in effect only for a specified time period, after which the original loan terms are reinstated.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
GRADUATED_RATE_OR_PAYMENT_ MODIFICATION	Indicates if the modified terms consist of graduated rates and/or payments for a loan, or if the loan’s previously existing graduated rate and/or payment schedule is being changed per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null value) it will be treated as “N”.	1
MODIFIED_NEXT_PAYMENT_ADJUST_DATE	The date on which the next payment adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_NEXT_INTEREST_RATE_ ADJUST_DATE	The date on which the next interest rate adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
MODIFIED_ARM_PARAMETER	Indicates if the loan’s existing ARM parameters are changing (and it is remaining an ARM loan) per the modification agreement.		Y/N must be populated for any loan with a Modification Effective Date. If no value is provided for this field (Null Value) it will be treated as “N”.	1
BORROWER_SEGMENTATION_CODE	Indicates which segment a subprime ARM loan is classified under, based on the American Securitization Forum's Streamlined Foreclosure and Loss Avoidance Framework for Securitized Subprime Adjustable Rate Mortgage Loans. At this time, Servicers only need to report loans that are classified as “Segment 2”, which includes current loans where the borrower is unlikely to be able to refinance into any readily available mortgage industry product.		Must be populated with a 2 if the loan falls under the ASF streamlined foreclosure and loss avoidance framework for Modifications, otherwise the value should be blank. If Borrower Segmentation Code of “2” is reported, the population of “Modified Next Payment Adjustment Date” and Modified Next Interest Rate Adjust Date is required.	1
APPROVAL_FROM_OUTSIDE_PARTY	If the governing documents require another party’s approval to allow additional modifications after the Modification Limit (as defined in the governing documents) has been exceeded.		Y/N Blank: Yes indicates that the required party’s approval of the modification has been obtained by the Servicer. No indicates that the approval has not be obtained. Blank indicates this field is not applicable.	1
NON-INTEREST_BEARING_PRINCIPAL_ DEFERRED_AMOUNT	The total amount of principal deferred by the modification. Deferred amounts are not subject to interest bearing accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON-INT_BEARING_DEFERRED_INT_ AND_FEES_AMT	The total amount of interest and expenses deferred by the modification that are not subject to interest accrual. Deferred amounts are not subject to interest accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in this supplemental file if not reported on the monthly remittance file.	2	Must be a positive number. If not applicable this field should be blank.	11
NON-INTEREST_BEARING_DEFERRED_ PAID_IN_FULL_AMOUNT	This value is to be reported when any principal forbearance loan modification either liquidates or is paid in full. This separate field is needed because most Servicers separately track the principal forbearance amount and thus the existing paid in full amount field will not work since it will incur interest on most Servicing systems and will only include the amount that is required to pay off the amortization balance.	2	Must be a positive number. If not applicable this field should be blank.	11

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
ACTUAL_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Actual Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the actual ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their actual ending balance.	2	Must be a positive number.	11
SCHEDULED_ENDING_BALANCE_ TOTAL_DEBT_OWED	Formerly the field named “Scheduled Ending Balance Including Deferred Amount”. For a loan with principal forbearance, the value in this field will be the sum of the scheduled ending balance field already supplied on the file plus the deferred amount. For all other loans, it is their scheduled ending balance.	2	Must be a positive number.	11
Plus the following applicable GRM/GPM modification fields:
GRADUATED_DATE	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
GRADUATED_RATE	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4	Must be a positive number. If not applicable this field should be blank.	7
GRADUATED_PAYMENT	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2	Must be a positive number. If not applicable this field should be blank.	11
Plus the following applicable HAMP modification fields:
MONTHLY_PAYMENT_REDUCTION_ COST_SHARE	The subsidized payment from Treasury/FNMA to reimburse the investor for one half of the cost of reducing the monthly payment from 38% to 31% Front-End DTI. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
BORROWER_PAY-FOR-PERFORMANCE_ SUCCESS_PAYMENTS	The amount paid to the servicer from U.S. Treasury/FNMA that reduces the principal balance of the interest bearing portion of the loan as the borrower stays current after modification. This amount is applied annually up to a maximum of $1,000 for up to five years. Reported for the related period as received by the servicer from FNMA. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
ONE-TIME_BONUS_INCENTIVE_ ELIGIBILITY	Y=Yes - The loan qualifies for the one-time bonus incentive payment of $1,500.00 payable to the mortgage holder subject to certain de minimis constraints.		Must be a value greater than zero. If not applicable this field should be blank.	3

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
ONE-TIME_BONUS_ INCENTIVE_AMOUNT	$1,500 paid to mortgage holders for modifications made while a borrower is still current on mortgage payments. This value represents the amount for the current cycle only.	2	Must be a positive number. If not applicable this field should be blank.	11
HOME_PRICE_DEPRECIATION_ PAYMENTS	Amount payable to mortgage holders to partially offset probable losses from home price declines. This will be structured as a simple cash payment on each modified loan while the loan remains active in the program. Payments of accrued HPDP incentives will be made on an annual basis on each of the first anniversary and the second anniversary of the date on which the first trial period payment is due under the Trial Period Plan.	2	Must be a positive number. If not applicable this field should be blank.	11
LOAN_PARTICIPATION_ END_DATE	The date upon which the last P&I payment is due during the 60-month participation of the U. S. Treasury and FNMA in the loan modification. For example, if the trial modification occurs April, May, and June of 2009 then the first P&I payment of the 60-month participation begins with the July 2009 P&I payment. The last P&I payment of the 60-month program participation ends June 2014. Enter in the last payment date of the 60-month participation period.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10
LOAN_MODIFICATION_INCENTIVE_ TERMINATION_DATE	The date upon which borrower participation in the program is terminated because the borrower has defaulted or re-defaulted. Re-default or Loss of Good Standing is defined under the HAMP guidelines as three monthly payments are due and unpaid on the last day of the third month.		Any valid date. (MM/DD/YYYY). If not applicable this field should be blank.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Column Name	Description	Decimal	Format Comment	Max Size
MODIFIED_INTEREST_RATE_CAP
The modified interest rate must remain in place for 60 months, after which time the interest rate will be gradually increased 1% per year or such lesser amount as may be needed until the interest rate reaches the Modified Interest Rate Cap. The Modified Interest Rate Cap determined as of the date the modification document is prepared is the greater of (i) the fully amortizing contractual rate as modified to achieve 31% DTI or (ii) the Freddie Mac Primary Mortgage Market Survey rate for 30year fixed rate conforming mortgage loans, rounded to the nearest 0.125%, as of the date that the modification document is prepared.  If the modified rate exceeds the Freddie Mac Primary Mortgage Market Survey rate in effect on the date the modification document is prepared, the modified rate will be the new note rate for the remaining loan term.  However, if the Freddie Mac Primary Mortgage Market Survey rate exceeds the modified rate, then the rate at which interest accrues will be increased to the Freddie Mac Primary Mortgage Market Survey rate after the end of the 60-month period during which the loan is monitored by FNMA for participation as an HAMP modified loan.
		4	Must be a value greater than zero. If not applicable this field should be blank.	7
ADMIN_FEES_ASSOC_WITH_ PARTICIPATING_IN_PROGRAM	Fees incurred by the Servicer while administering this program, as allowed by governing document provisions.	2	Must be a positive number. If not applicable this field should be blank.	11
MODIFICATION_TYPE	This will distinguish HAMP modifications from other non-HAMP modifications.		"HMP" for HAMP modifications, or other identified code is also acceptable.	10

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services

Corporate Trust Services Servicer File Load Requirements For Trustee Reporting	Wells Fargo Bank, NA 9062 Old Annapolis Road Columbia, MD 21045 (410) 884-2000 (phone)

Exhibit 6: Action Codes

Action Code	Description
0	No Action
12	Relief Provision
15	Bankruptcy
20	Loss Mitigation
25	Money Judgment
30	Decision for Foreclosure
40	Inactivation
60	Loan Paid in Full
63	Substitution
65	Repurchase
67	Modifiable ARMs
70	REO
71	3rd Party Foreclosure
72	Foreclosure with Claim

Please be advised that failure to comply with any or all of the guidelines entailed herein may result in issuance of late reporting fees.
Direct reporting questions to: ServicerConnect@wellsfargo.com

© Copyright Wells Fargo Bank, Corporate Trust Services